UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             FRONTEGRA FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2004

Date of reporting period: June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------


                             (FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                  Frontegra New Star International Equity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                 June 30, 2004

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
  Report from Reams Asset Management Company, LLC                            4
  Investment Highlights                                                      6
  Schedule of Investments                                                    7
  Schedule of Futures Contracts                                             18
  Schedule of Swap Contracts Sold                                           18
  Statement of Assets and Liabilities                                       19
  Statement of Operations                                                   20
  Statements of Changes in Net Assets                                       21
  Financial Highlights                                                      22
  Investment Highlights                                                     23
  Schedule of Investments                                                   24
  Statement of Assets and Liabilities                                       34
  Statement of Operations                                                   35
  Statements of Changes in Net Assets                                       36
  Financial Highlights                                                      37
FRONTEGRA IRONBRIDGE SMALL CAP FUND
  Report from IronBridge Capital Management, LLC                            40
  Investment Highlights                                                     44
  Schedule of Investments                                                   45
  Statement of Assets and Liabilities                                       51
  Statement of Operations                                                   52
  Statements of Changes in Net Assets                                       53
  Financial Highlights                                                      54
FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
  Report from New Star Institutional Managers Limited                       56
  Investment Highlights                                                     58
  Schedule of Investments                                                   59
  Portfolio Diversification                                                 64
  Statement of Assets and Liabilities                                       65
  Statement of Operations                                                   66
  Statement of Changes in Net Assets                                        67
  Financial Highlights                                                      68
NOTES TO FINANCIAL STATEMENTS                                               69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     78
ADDITIONAL INFORMATION                                                      79

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months. During this period, U.S. equity markets, while somewhat volatile, continued to trend upward. The S&P 500 Index was up a very robust 19.11% for the twelve-month period ending June 30, 2004. Small capitalization stocks performed even better, with the Russell 2000 Index up 33.37% for the period. Consistent with the performance of U.S. equity markets, non-U.S. equity markets were also very strong performers. The MSCI EAFE Index returned 32.90%. In contrast, the U.S. bond market provided returns which were barely positive as interest rates rose along with indications that the economy was recovering, and that inflation was on the rise. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, was up only 0.32% for the past twelve months.

FUND RESULTS

The Total Return Bond Fund and the Investment Grade Bond Fund, both managed by Reams Asset Management, provided modest positive returns for the twelve-month period but both exceeded those of the benchmark. The Total Return Bond Fund returned 1.71%, while the Investment Grade Bond Fund returned 1.53%.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, while providing a very strong absolute return of 24.25%, trailed the return of the Russell 2000 Index over the twelve-month period.

The Frontegra New Star International Equity Fund is a recent addition to the Frontegra Funds family. The Fund is managed by New Star Asset Management (London) and was launched in the first quarter of 2004.

SUMMARY

Major economic factors affecting the capital markets include the path of economic recovery, the price of oil, the prospects for rising inflation, and the upward trend in interest rates. In addition, several political factors exist which may profoundly affect investment returns over the next twelve months. These include the war in Iraq, the continued threat of terrorism, and the upcoming general election in the United States.

We will continue to actively manage the Frontegra Funds using the investment processes which have served our shareholders well in the past, while taking into consideration the economic and political factors at work in the capital markets today. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg                        /s/William D. Forsyth

Thomas J. Holmberg, CFA                      William D. Forsyth, CFA
Frontegra Asset Management, Inc.             Frontegra Asset Management, Inc.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The bond market provided only modest returns over the past twelve month period. In fact, absolute returns in the bond market were barely positive as Treasury yields rose amidst evidence of a strong economic recovery and increasing inflation concerns. Within that environment, credit and mortgage markets proved very stable at low spread levels. For the year, the Total Return Bond Fund returned 1.71% compared to 0.32% for the benchmark, the Lehman Brothers Aggregate Bond Index.

The Investment Grade Bond Fund's relative performance also exceeded that of the index over the past twelve months. The Investment Grade Bond Fund returned 1.53% during the period, compared to the 0.32% return of the benchmark.

PORTFOLIO REVIEW

During the past twelve months, interest rates increased, the yield curve remained very steep, and credit spreads held at narrow levels. Ten-year Treasury yields, which were at 45-year lows a year ago, increased from 3.5% to 4.6% during the twelve month period. The Fed responded to the upward changes in growth and inflation by beginning the process of raising short-term rates. The Fed's stated expectation is that much of the inflation increase is temporary and that consequently the rate increases will be small and gradual. Only time will tell; the Fed is also on record that it will alter its strategy if there are surprises in the economic data.

Inflation has assumed center stage in the fixed income market. Inflation numbers have run much higher this year after having bottomed below 1% six months ago. Most inflation measures have been running in the 2-3% range. The critical question for the bond market is whether this is temporary, and the answer will only be known over time. We have kept our long-term inflation forecast of 2%, but we may have to raise it if current trends continue.

Longer-term Treasury yields have risen to much more attractive levels in the past several months, with the middle of the yield curve up over 100 basis points. With the 10-year Treasury at 4.6%, its "real" yield of 2.6% (using our long-term 2% inflation estimate) is back within a "normal" range. Thirty-year real yields are even more attractive due to the steep yield curve. However, any increase in our inflation estimate will erode these valuations.

Conditions in the mortgage and credit sectors have remained fairly stable to slightly tighter over the course of the past twelve months. We expect this stability to persist at relatively unattractive spread levels. Credit spreads have now narrowed across the entire credit spectrum, and the spreads do not appear to adequately compensate investors for risk-taking. While the economic recovery has lowered credit risk, corporate event risk through voluntary leveraging has increased. As a consequence, we have continued to decrease the credit risk profile of the Funds.

PORTFOLIO OUTLOOK AND STRATEGY

The Funds are positioned to benefit from movement over the current trading range in the longer-term Treasury market, from an eventual flattening in the yield curve, from underexposure to the overvalued credit market and from relative stability in the mortgage market.

While longer-term Treasury "real" yields moved back within their "normal" range as rates rose during the second quarter of 2004, yields fell back below this range after June employment statistics were released on July 2. Acknowledging this change, and recognizing the risk of rising inflation, we have moved the duration of the Funds back to a defensive position.

The yield curve is expected to flatten as the Fed moves short rates upwards, and the flattening is fully anticipated in the curve. If the rise in inflation remains contained, the flattening will be greater; if inflation surprises on the upside, the flattening will probably lessen as longer rates rise as well. The yield curve positioning of the Funds remains flexible in order to take advantage of opportunities along the curve.

Credit exposure is light since we think that most credits are spread so narrowly that they do not compensate adequately for risk, especially as event risk rises. Credit themes currently being favored include utility first-mortgage bonds, GIC-backed insurance bonds, and well-covenanted REIT debt.

Mortgage holdings are at approximate benchmark levels, with a bias towards 15-year product and discounts. Mortgage spreads have also narrowed, but we find them more appealing than corporates due to the absence of credit risk.

Better-convexity CMBS and asset-backed holdings continue to be significant in the Funds, since their AAA credit qualities and favorable structures are attractive, compared to current alternatives.

SUMMARY

We think that both Funds are well positioned to take advantage of the opportunities currently afforded investors in the fixed income markets. We appreciate your continued support as fellow shareholders in the Funds.

Regards,

/s/Mark M. Egan                              /s/Robert A. Crider

Mark M. Egan, CFA, CPA                       Robert A. Crider, CFA
Reams Asset Management Company, LLC          Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                           Frontegra Total             Lehman Brothers
         Date              Return Bond Fund          Aggregate Bond Index
         ----              ----------------          --------------------
       11/25/96*<F1>          $100,000                     $100,000
       12/31/96                $99,239                      $99,417
        3/31/97                $98,362                      $98,861
        6/30/97               $102,032                     $102,492
        9/30/97               $105,600                     $105,898
       12/31/97               $107,761                     $109,016
        3/31/98               $109,814                     $110,713
        6/30/98               $112,097                     $113,298
        9/30/98               $116,435                     $118,088
       12/31/98               $116,850                     $118,485
        3/31/99               $116,509                     $117,898
        6/30/99               $115,847                     $116,862
        9/30/99               $116,931                     $117,655
       12/31/99               $116,688                     $117,512
      3/31/2000               $120,434                     $120,105
      6/30/2000               $123,697                     $122,197
      9/30/2000               $127,807                     $125,882
     12/31/2000               $132,423                     $131,176
      3/31/2001               $137,575                     $135,157
      6/30/2001               $138,374                     $135,919
      9/30/2001               $143,478                     $142,189
     12/31/2001               $142,220                     $142,252
      3/31/2002               $142,420                     $142,386
      6/30/2002               $143,131                     $147,647
      9/30/2002               $144,301                     $154,411
     12/31/2002               $150,349                     $156,841
      3/31/2003               $154,795                     $159,026
      6/30/2003               $162,151                     $163,003
      9/30/2003               $162,793                     $162,766
     12/31/2003               $164,216                     $163,280
      3/31/2004               $168,643                     $167,623
      6/30/2004               $164,921                     $163,535

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return**<F2>
FOR THE YEAR ENDED 6/30/04

ONE YEAR                                     1.71%

FIVE YEAR
AVERAGE ANNUAL                               7.32%

SINCE COMMENCEMENT
AVERAGE ANNUAL                               6.81%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F2> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2004

Principal Amount                                                      Value
----------------                                                      -----

             ASSET-BACKED SECURITIES  9.8%

             Automobiles  3.9%
$ 1,015,000  Capital Auto Receivables Asset Trust,
               2003-1 A2A, 2.27%, 1/17/06                         $  1,016,730
  1,340,000  Capital Auto Receivables Asset Trust,
               2003-2 A3B, 1.2788%, 2/15/07                          1,340,279
  3,870,000  Daimler Chrysler Master Owner Trust,
               2004-A A, 1.2637%, 1/15/09                            3,868,453
     58,357  Nissan Auto Receivables Owner Trust,
               2003-A A2, 1.45%, 5/16/05                                58,359
  1,371,128  Regions Auto Receivables Trust,
               2002-1 A3, 2.63%, 1/16/07                             1,375,939
  1,420,000  Regions Auto Receivables Trust,
               2003-1 A3, 1.75%, 5/15/07                             1,416,229
    797,163  SSB RV Trust, 2001-1 A3, 4.74%, 2/15/13                   803,823
  1,900,000  Volkswagen Credit Auto Master Trust,
               2000-1 A, 1.435%, 8/22/05                             1,903,071
  1,570,000  World Omni Auto Receivables Trust,
               2004-A A1, 1.6738%, 7/12/05                           1,570,000
    220,246  World Omni Auto Receivables Trust,
               2003-A A2, 1.46%, 8/15/05                               220,264
                                                                  ------------
                                                                    13,573,147
                                                                  ------------

             Credit Cards  3.9%
  2,470,000  Chase Credit Card Master Trust,
               2002-6 A, 1.2988%, 9/15/05                            2,471,415
  2,100,000  Citibank Credit Card Issuance Trust,
               2001-A2 A2, 1.30%, 2/07/06                            2,102,722
  3,575,000  Discover Card Master Trust I,
               2001-3 A, 1.3887%, 3/15/06                            3,582,837
  1,795,000  MBNA Credit Card Master Note Trust,
               2003-A2 A2, 1.2888%, 3/15/06                          1,795,867
  1,785,000  MBNA Master Credit Card Trust,
               2000-C A, 1.3987%, 2/15/05                            1,786,626
  1,785,000  MBNA Master Credit Card Trust,
               2000-K A, 1.25%, 10/17/05                             1,786,736
                                                                  ------------
                                                                    13,526,203
                                                                  ------------

             Equipment  0.6%
  1,935,000  GE Commercial Equipment Financing LLC,
               2003-1 A3, 1.37%, 6/20/07                             1,935,924
                                                                  ------------

             Home Equity  0.3%
    149,420  Countrywide Asset-Backed Certificates,
               2003-BC4 2A1, 1.42%, 5/25/21                            149,422
     17,531  Mego Mortgage FHA Title I Loan Trust,
               1996-2 A, 7.275%, 8/25/17                                17,514
    849,341  Residential Asset Mortgage Products, Inc.,
               2003-RS5 AI1, 1.43%, 6/25/20                            849,353
                                                                  ------------
                                                                     1,016,289
                                                                  ------------

             Manufactured Housing  1.1%
  1,725,195  Conseco Finance Securitizations Corp.,
               2002-1 A, 6.681%, 12/01/32                            1,768,159
  1,045,401  Conseco Finance Securitizations Corp.,
               2001-4 A2, 5.15%, 9/01/33                             1,058,325
  1,168,642  Mid-State Trust, 11 A1, 4.864%, 7/15/38                 1,092,170
                                                                  ------------
                                                                     3,918,654
                                                                  ------------
             TOTAL ASSET-BACKED SECURITIES
               (cost $34,038,386)                                   33,970,217
                                                                  ------------

             COMMERCIAL MORTGAGE-BACKED
               SECURITIES  11.9%
  1,741,195  Capco America Securitization Corp.,
               1998-D7 A1A, 5.86%, 10/15/30                          1,802,054
    322,573  Chase Commercial Mortgage Securities Corp.,
               1997-2 A2, 6.60%, 12/19/29                              341,503
    690,641  Commercial Mortgage Asset Trust,
               1999-C1 A1, 6.25%, 1/17/32                              713,468
    756,529  Commercial Mortgage Pass-Through Certificate,
               1999-1 A1, 6.145%, 5/15/32                              784,902
  3,611,979  Commercial Mortgage Pass-Through Certificate,
               2003-LB1A A1, 3.251%, 6/10/38                         3,409,250
    779,809  Credit Suisse First Boston Mortgage Securities Corp.,
               1998-C2 A1, 5.96%, 11/11/30                             806,525
  1,267,508  Credit Suisse First Boston Mortgage Securities Corp.,
               2003-1 1A1, 7.00%, 2/25/33                            1,309,754
  4,180,000  Credit Suisse First Boston Mortgage Securities Corp.,
               2004-C2 A1, 3.819%, 5/15/36                           3,986,884
    640,347  Deutsche Mortgage Securities, Inc.,
               2004-2 A1, 1.47%, 1/25/34                               640,601
  2,450,000  General Growth Properties, 1 A1,
               6.537%, 11/15/04 (Acquired 10/23/01;
               Cost $2,468,105) r<F5>                                2,485,116
  1,336,436  GMAC Commercial Mortgage Securities Inc.,
               1999-C1 A1, 5.83%, 5/15/33                            1,383,493
  1,161,618  GMAC Commercial Mortgage Securities Inc.,
               2000-C2 A1, 7.273%, 8/16/33                           1,238,318
    493,135  GMAC Commercial Mortgage Securities Inc.,
               1998-C2 A1, 6.15%, 5/15/35                              504,193
  2,839,114  GMAC Commercial Mortgage Securities Inc.,
               2003-C1 A1, 3.337%, 5/10/36                           2,691,185
  1,349,682  LB Commercial Conduit Mortgage Trust,
               1998-C4 A1A, 5.87%, 10/15/35                          1,387,283
  1,034,736  LB-UBS Commercial Mortgage Trust,
               2003-C3 A1, 2.599%, 5/15/27                           1,001,642
  1,333,315  Morgan Stanley Capital I,
               1999-WF1 A1, 5.91%, 11/15/31                          1,385,959
  2,781,418  Morgan Stanley Capital I,
               2003-IQ4 A1, 3.27%, 5/15/40                           2,625,742
  1,165,822  Mortgage Capital Funding, Inc.,
               1998-MC3 A1, 6.001%, 11/18/31                         1,213,492
    998,505  Nationslink Funding Corp.,
               1998-2 A1, 6.001%, 8/20/30                            1,028,856
  1,400,382  Nomura Asset Securities Corp.,
               1998-D6 A1A, 6.28%, 3/15/30                           1,465,539
    710,000  NYC Mortgage Loan Trust, 1996 A3, 6.75%,
               9/25/19 (Acquired Multiple Dates;
               Cost $660,691) r<F5>                                    758,408
  1,580,000  Principal Residential Mortgage Capital Resources,
               2001-3A A1, 4.55%, 12/20/04
               (Acquired Multiple Dates; Cost $1,579,665) r<F5> 1,584,298 559,595 Salomon Brothers Mortgage Securities VII,
               2002-CDCA A1, 1.5188%, 11/15/13
               (Acquired 5/01/03; Cost $559,891) r<F5>                 559,558
    377,121  Salomon Brothers Mortgage Securities VII,
               2000-C2 A1, 7.298%, 7/18/33                             379,825
    345,686  Salomon Brothers Mortgage Securities VII,
               2001-MMA A1, 5.3228%, 2/18/34
               (Acquired Multiple Dates; Cost $352,051) r<F5>          350,721
    190,315  TIAA Real Estate CDO Ltd., 2001-C1A A1, 5.77%,
               6/19/16 (Acquired Multiple Dates;
               Cost $195,206) r<F5>                                    197,277
  1,315,397  Wachovia Bank Commercial Mortgage Trust,
               2003-C5 A1, 2.986%, 6/15/35                           1,224,814
  1,982,219  Wachovia Bank Commercial Mortgage Trust,
               2003-C9 A1, 3.291%, 12/15/35                          1,946,313
  2,055,462  Wachovia Bank Commercial Mortgage Trust,
               2004-C10 A1, 3.065%, 2/15/41                          1,995,916
    100,688  Washington Mutual MSC Mortgage Pass-Through
               Certificates, 2002-MS10 1A6, 5.75%, 1/25/33             100,594
                                                                  ------------
             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
               (cost $41,107,701)                                   41,303,483
                                                                  ------------

             CORPORATE BONDS  17.5%
             Airlines  0.3%
  1,116,624  American Airlines Inc., 2.17938%, 9/23/07               1,118,108
                                                                  ------------

             Automobiles  0.8%
  1,680,000  Daimlerchrysler NA Hldg., 7.75%, 1/18/11                1,877,568
    855,000  Hertz Corp., 4.70%, 10/02/06                              864,309
                                                                  ------------
                                                                     2,741,877
                                                                  ------------

             Banks  1.0%
    945,000  Credit Suisse First Boston London,
               7.90%, 5/01/07 (Acquired 12/17/02;
               Cost $985,493) r<F5>                                  1,041,099
  2,330,000  Credit Suisse First Boston New York, 1.20%, 8/10/05     2,329,294
                                                                  ------------
                                                                     3,370,393
                                                                  ------------

             Cable Television  0.2%
    670,000  Rogers Cablesystems Ltd., 11.00%, 12/01/15                760,450
                                                                  ------------

             Chemicals  0.5%
  1,220,000  ICI Wilmington Inc., 4.375%, 12/01/08                   1,196,749
    575,000  NOVA Chemicals Corp., 7.00%, 5/15/06                      600,875
                                                                  ------------
                                                                     1,797,624
                                                                  ------------

             Energy  4.9%
  1,487,562  American Ref-Fuel Co. LLC, 6.26%, 12/31/15
               (Acquired Multiple Dates; Cost $1,521,036) r<F5>      1,450,492
    860,000  DTE Energy Co., 6.65%, 4/15/09                            918,065
    552,563  East Coast Power LLC, 6.737%, 3/31/08                     558,591
  3,250,051  Edison Mission Energy Funding, 7.33%, 9/15/08
               (Acquired Multiple Dates; Cost $3,116,588) r<F5>      3,412,554
    725,000  Entergy Louisiana Inc., 5.50%, 4/01/19                    685,207
    490,000  Florida Power & Light Co., 5.95%, 10/01/33                484,324
    890,000  Pacific Gas and Electric Co., 1.81%, 4/03/06              890,537
    775,000  Pepco Holdings, Inc., 3.75%, 2/15/06                      778,731
    585,000  PSEG Power LLC, 5.50%, 12/01/15                           558,872
  1,820,000  Public Service Co. of Colorado, 4.375%, 10/01/08        1,824,501
  2,073,376  Sithe/Independence Funding, 8.50%, 6/30/07              2,187,412
  2,790,000  Southern California Edison Co., 8.00%, 2/15/07          3,082,010
                                                                  ------------
                                                                    16,831,296
                                                                  ------------

             Financial  4.6%
    680,000  CIT Group Inc., 4.125%, 2/21/06                           691,640
  2,600,000  Citigroup Inc., 1.41%, 9/01/06                          2,600,762
  1,260,000  Citigroup Inc., 1.40%, 6/04/07                          1,258,867
    604,827  Dryden Investor Trust, 7.157%, 7/23/08
               (Acquired 8/18/03; Cost $646,242) r<F5>                 644,141
  1,095,000  Ford Motor Credit Co., 7.00%, 10/01/13                  1,105,365
  1,155,000  General Electric Capital Corp., 1.58%, 3/29/06          1,155,017
  1,725,000  General Electric Capital Corp., 1.19%, 1/05/07          1,726,877
  1,005,000  General Motors Acceptance Corp., 2.04188%, 1/16/07      1,007,812
    890,000  General Motors Acceptance Corp., 6.875%, 8/28/12          905,360
    800,000  General Motors Acceptance Corp., 8.00%, 11/01/31          819,670
  1,290,000  Household Finance Corp., 4.125%, 12/15/08               1,271,578
  1,775,000  International Lease Finance Corp., 1.80%, 9/22/05       1,778,302
  1,050,000  The Goldman Sachs Group, Inc., 3.875%, 1/15/09          1,023,897
                                                                  ------------
                                                                    15,989,288
                                                                  ------------

             Food  0.2%
    580,000  Tyson Foods, Inc., 7.25%, 10/01/06                        624,694
                                                                  ------------

             Insurance  1.9%
  2,520,000  Met Life Global Funding I, 1.45%, 8/28/06
               (Acquired 8/22/03; Cost $2,520,000) r<F5>             2,523,188
  1,450,000  New York Life Global Funding, 3.875%, 1/15/09
               (Acquired 1/05/04; Cost $1,449,348) r<F5>             1,425,849
    815,000  Pacific Life Global Funding, 3.75%, 1/15/09
               (Acquired 1/08/04; Cost $813,052) r<F5>                 799,275
    935,000  Principal Life Income Funding Trust, 3.20%, 4/01/09       891,200
    805,000  Protective Life Secured Trust, 3.70%, 11/24/08            790,070
                                                                  ------------
                                                                     6,429,582
                                                                  ------------

             Medical  0.1%
    490,000  Schering-Plough Corp., 6.50%, 12/01/33                    487,161
                                                                  ------------

             Multimedia  0.1%
    425,000  Time Warner Inc., 7.625%, 4/15/31                         459,910
                                                                  ------------

             Oil & Gas  1.0%
    480,000  Amerada Hess Corp., 7.30%, 8/15/31                        487,361
    240,000  Chesapeake Energy Corp., 7.50%, 6/15/14
               (Acquired 5/20/04; Cost $235,846) r<F5>                 247,200
  1,110,000  Devon Energy Corp., 2.75%, 8/01/06                      1,093,766
    490,000  Parker & Parsley Petroleum Co., 8.25%, 8/15/07            548,034
    475,000  Pioneer Natural Resources Co., 6.50%, 1/15/08             504,802
    710,000  Valero Energy Corp., 3.50%, 4/01/09                       674,161
                                                                  ------------
                                                                     3,555,324
                                                                  ------------

             Pipelines  0.4%
    845,000  El Paso Natural Gas Co., 7.625%, 8/01/10                  866,125
    515,000  El Paso Natural Gas Co., 8.375%, 6/15/32                  491,825
                                                                  ------------
                                                                     1,357,950
                                                                  ------------

             Real Estate  0.3%
    700,000  Liberty Property LP, 7.75%, 4/15/09                       795,031
    410,000  Simon Property Group LP, 3.75%, 1/30/09                   393,604
                                                                  ------------
                                                                     1,188,635
                                                                  ------------

             Steel  0.1%
    250,000  International Steel Group, Inc., 6.50%, 4/15/14
               (Acquired 4/08/04, Cost $247,740) r<F5>                 234,375
                                                                  ------------

             Telecommunications  1.1%
    390,000  AT&T Corp., 8.00%, 11/15/31                               380,684
  1,110,000  AT&T Wireless Services Inc., 7.50%, 5/01/07             1,217,058
    495,000  Rogers Wireless Communications Inc., 6.375%, 3/01/14
               (Acquired 2/17/04; Cost $495,000) r<F5>                 455,400
    615,000  Sprint Capital Corp., 6.125%, 11/15/08                    646,438
    405,000  Sprint Capital Corp., 8.75%, 3/15/32                      471,938
    590,000  Telefonos de Mexico, S.A. de C.V., 4.50%, 11/19/08        572,742
                                                                  ------------
                                                                     3,744,260
                                                                  ------------
             TOTAL CORPORATE BONDS
               (cost $60,847,574)                                   60,690,927
                                                                  ------------

             FOREIGN GOVERNMENT BONDS  2.6%
  5,080,000  Australian Government, 5.75%, 6/15/11
               (Australian Dollars) i<F4>                            3,523,600
    310,784  Federative Republic of Brazil, 8.00%, 4/15/14             283,590
  2,845,000  United Kingdom Treasury, 5.75%, 12/07/09
               (British Pounds) i<F4>                                5,326,055
                                                                  ------------

             TOTAL FOREIGN GOVERNMENT BONDS
               (cost $9,179,554)                                     9,133,245
                                                                  ------------

             U.S. GOVERNMENT AGENCIES  53.2%
             MORTGAGE-BACKED SECURITIES  30.0%
             Federal Home Loan Mortgage
               Corporation(FHLMC)  8.6%
             FHLMC Gold Pool
    430,480  5.00%, 11/01/09, #M80779                                  437,015
  2,746,056  4.00%, 5/01/14, #B14039                                 2,682,990
  2,403,524  4.00%, 5/01/14, #B14730                                 2,347,183
                                                                  ------------
                                                                     5,467,188
                                                                  ------------

             FHLMC Gold Pool TBA
  6,905,000  4.50%, 7/01/19 w<F6>                                    6,741,006
  5,755,000  4.50%, 8/01/34 w<F6>                                    5,603,931
  4,090,000  5.00%, 8/01/34 w<F6>                                    3,934,069
                                                                  ------------
                                                                    16,279,006
                                                                  ------------

             FHLMC Pool
     40,911  3.129%, 7/01/33, #780653 a<F3>                             40,852
                                                                  ------------

             FHLMC REMIC
    340,501  Series T-47, Cl A3, 2.473%, 8/27/07                       340,188
    229,608  Series T-50, Cl A3, 2.182%, 9/27/07                       229,371
  1,130,000  Series H015, Cl A2, 1.524%, 12/15/08                    1,107,871
  2,618,073  Series 2590, Cl NJ, 4.00%, 9/15/09                      2,646,994
  1,405,035  Series 2594, Cl OP, 4.00%, 10/15/09                     1,420,668
  1,374,650  Series 2598, Cl QA, 2.75%, 2/15/16                      1,375,814
    369,413  Series 2545, Cl AT, 3.25%, 7/15/20                        370,688
    425,000  Series 20, Cl H, 5.50%, 10/25/23                          426,908
                                                                  ------------
                                                                     7,918,502
                                                                  ------------

             Federal National Mortgage
               Association (FNMA)  20.5%
             FNMA Grantor Trust
  1,177,346  Series 2001-T10, Cl A1, 7.00%, 12/25/41                 1,244,458
  1,963,141  Series 2004-T2, Cl 1A3, 7.00%, 11/25/43                 2,073,212
                                                                  ------------
                                                                     3,317,670
                                                                  ------------

             FNMA Pool
  1,883,445  5.111%, 11/01/12, #545938                               1,907,948
  1,290,420  3.81%, 8/01/13, #386341                                 1,202,922
  1,568,900  4.90%, 1/01/14, #386802                                 1,561,381
    759,327  4.00%, 6/01/14, #255290                                   743,832
    155,961  6.50%, 6/01/28, #433043                                   162,823
     92,783  6.50%, 11/01/28, #447704                                   96,865
     79,655  6.50%, 11/01/28, #448235                                   83,159
    143,606  6.50%, 11/01/28, #448635                                  149,924
     48,512  6.50%, 11/01/28, #449012                                   50,647
     98,343  6.50%, 3/01/29, #487778                                   102,621
  2,932,396  7.00%, 9/01/32, #555203                                 3,094,949
                                                                  ------------
                                                                     9,157,071
                                                                  ------------

             FNMA REMIC
      5,940  Series 1991-26, Cl G, 8.00%, 4/25/06                        6,111
  3,239,734  Series 2003-16, Cl PA, 4.50%, 11/25/09                  3,282,855
    406,583  Series 2002-18, Cl PB, 5.50%, 9/25/13                     407,248
     85,000  Series 1994-3, Cl PL, 5.50%, 1/25/24                       85,891
  2,182,757  Series 2003-W10, Cl 3A1, 1.623%, 3/25/32                2,172,663
                                                                  ------------
                                                                     5,954,768
                                                                  ------------

             FNMA TBA
  5,185,000  4.00%, 8/01/19 w<F6>                                    4,924,132
 11,990,000  4.50%, 8/01/19 w<F6>                                   11,679,003
 10,470,000  5.00%, 8/01/19 w<F6>                                   10,443,825
  3,555,000  5.50%, 8/01/19 w<F6>                                    3,621,656
  4,880,000  5.00%, 8/01/34 w<F6>                                    4,697,000
 17,235,000  5.50%, 8/01/34 w<F6>                                   17,089,571
                                                                  ------------
                                                                    52,455,187
                                                                  ------------

             Government National Mortgage
               Association (GNMA)  0.0%
             GNMA Pool
     50,587  8.25%, 7/15/07, #331001                                    53,443
     34,031  9.50%, 10/15/09, #36629                                    37,396
                                                                  ------------
                                                                        90,839
                                                                  ------------

             Student Loan Marketing
               Association (SLMA)  0.9%
             SLMA Notes
    899,385  Series 2003-11, Cl A1, 1.52%, 9/15/09                     899,317
    760,000  Series 2004-3, Cl A1, 1.10%, 10/26/09                     760,069
    645,000  Series 2004-5, Cl A1, 1.5548%, 1/25/10                    645,000
    875,000  Series 2004-6, Cl A1, 1.6566%, 1/25/10                    875,000
                                                                  ------------
                                                                     3,179,386
                                                                  ------------

             U.S. AGENCY DEBENTURES  23.2%
             Federal Home Loan Bank (FHLB)  6.0%
  8,580,000  2.00%, 2/13/06                                          8,479,254
  8,365,000  3.00%, 4/15/09 c<F7>                                    7,941,355
  4,640,000  4.50%, 9/16/13                                          4,441,663
                                                                  ------------
                                                                    20,862,272
                                                                  ------------

             Federal Home Loan Mortgage
               Corporation (FHLMC)  8.3%
 24,335,000  2.875%, 5/15/07 c<F7>                                  23,966,544
  4,985,000  3.375%, 4/15/09                                         4,800,176
                                                                  ------------
                                                                    28,766,720
                                                                  ------------

             Federal National Mortgage
               Association (FNMA)  8.9%
  1,790,000  1.875%, 9/15/05                                         1,778,494
    935,000  2.10%, 4/19/06                                            922,031
  3,885,000  2.50%, 6/15/06                                          3,847,840
  6,945,000  3.375%, 12/15/08                                        6,741,921
  4,870,000  3.25%, 2/15/09                                          4,692,016
 12,985,000  4.25%, 5/15/09                                         13,001,244
                                                                  ------------
                                                                    30,983,546
                                                                  ------------

             TOTAL U.S. GOVERNMENT AGENCIES
               (cost $184,149,581)                                 184,473,007
                                                                  ------------

             U.S. TREASURIES  21.8%
             U.S. Treasury Notes  20.2%
  7,785,000  2.75%, 6/30/06                                          7,789,866
  4,625,000  3.125%, 5/15/07 c<F7>                                   4,625,000
    185,000  2.625%, 5/15/08                                           179,197
  7,080,000  3.25%, 1/15/09 c<F7>                                    6,943,929
 25,415,000  3.875%, 5/15/09 c<F7>                                  25,500,369
  5,335,000  4.00%, 6/15/09                                          5,380,641
 19,370,000  4.75%, 5/15/14                                         19,572,029
                                                                  ------------
                                                                    69,991,031
                                                                  ------------

             U.S. Treasury Strip  1.6%
 23,615,000  0.00%, 5/15/30                                          5,628,919
                                                                  ------------

             TOTAL U.S. TREASURIES
               (cost $75,168,568)                                   75,619,950
                                                                  ------------

             SHORT-TERM INVESTMENTS  0.7%
             U.S. Government Agency  0.6%
  1,904,000  Federal Home Loan Bank Discount Note, 1.00%, 7/01/04    1,904,000
                                                                  ------------
             U.S. Treasury  0.0%
     40,000  U.S. Treasury Bill, 0.94%, 8/05/04                         39,963
                                                                  ------------

             Variable Rate Demand Notes v<F8>  0.1%
    225,739  American Family Financial Services Inc., 0.8811%          225,739
    141,298  Wisconsin Corporate Central Credit Union, 1.0300%         141,298
                                                                  ------------
                                                                       367,037
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS
               (cost $2,311,000)                                     2,311,000
                                                                  ------------

             TOTAL INVESTMENTS  117.5%
               (cost $406,802,364)                                 407,501,829

             Liabilities, less Other Assets  (17.5)%               (60,768,642)
                                                                  ------------

             NET ASSETS  100.0%                                   $346,733,187
                                                                  ------------
                                                                  ------------

a<F3>  Adjustable rate.
i<F4> Foreign security cost and market value is stated in U.S. dollars. Principal amount is denominated in the foreign currency indicated parenthetically.
r<F5> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $18,168,951 (5.2% of net assets) at June 30, 2004.
w<F6>  When-issued security.
c<F7>  Security marked as segregated to cover when-issued security.
v<F8> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.

See notes to financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF FUTURES CONTRACTS
June 30, 2004

                                                                    Unrealized
Contracts                                                         Depreciation
---------                                                         ------------
           FUTURES CONTRACTS PURCHASED
   50      90-Day Euro Futures Contracts Expiring
             September 2005 (Underlying Face
             Amount at Market Value $12,037,500)                      $(35,750)
                                                                      --------
                                                                      --------

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS SOLD
June 30, 2004

                                                                    Unrealized
Contracts                                                         Appreciation
---------                                                         ------------
            SWAP CONTRACT
    1       EOP Operating Limited Partnership,
              4.75%, 3/15/14 Credit Derivative Swap
              Agreement ($1,000,000 par value)                            $322
                                                                          ----
                                                                          ----

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004

ASSETS:
Investments at value (cost $406,802,364)                          $407,501,829
Cash                                                                   615,962
Interest receivable                                                  2,139,868
Receivable from broker                                                  38,222
Receivable for investments sold                                    182,925,091
Receivable for Fund shares sold                                          1,101
Other assets                                                            18,967
                                                                  ------------
Total assets                                                       593,241,040
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  246,359,509
Accrued investment advisory fee                                         90,687
Accrued expenses                                                        57,657
                                                                  ------------
Total liabilities                                                  246,507,853
                                                                  ------------
NET ASSETS                                                        $346,733,187
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $353,112,031
Undistributed net investment income                                    316,226
Undistributed net realized loss on investments sold,
  futures contracts and foreign currencies                          (7,358,651)
Net unrealized appreciation (depreciation) on:
    Investments                                                        699,331
    Futures contracts                                                  (35,750)
                                                                  ------------
NET ASSETS                                                        $346,733,187
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              11,363,993
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.51
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                                JUNE 30, 2004
                                                                -------------
INVESTMENT INCOME:
Interest                                                         $11,038,725
                                                                 -----------

EXPENSES:
Investment advisory fees (Note 3)                                  1,408,455
Fund administration and accounting fees                              202,119
Custody fees                                                          63,051
Federal and state registration fees                                   25,388
Audit fees                                                            20,501
Legal fees                                                            18,076
Shareholder servicing fees                                            15,864
Directors' fees and related expenses                                   8,124
Reports to shareholders                                                2,790
Other                                                                 20,016
                                                                 -----------
Total expenses before waiver                                       1,784,384
Waiver of expenses by Adviser (Note 3)                              (287,901)
                                                                 -----------
Net expenses                                                       1,496,483
                                                                 -----------
NET INVESTMENT INCOME                                              9,542,242
                                                                 -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
    Investments                                                   (3,916,428)
    Foreign currency translation                                       9,546
Change in net unrealized appreciation/depreciation on:
    Investments                                                      625,238
    Futures contracts                                                (35,750)
    Foreign currency                                                    (134)
                                                                 -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                             (3,317,528)
                                                                 -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $ 6,224,714
                                                                 -----------
                                                                 -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                              JUNE 30, 2004       JUNE 30, 2003
                                                              -------------       -------------
OPERATIONS:
Net investment income                                          $  9,542,242        $ 20,290,234
Net realized gain (loss) on:
    Investments                                                  (3,916,428)         13,982,416
    Foreign currency translation                                      9,546                  --
Change in net unrealized appreciation/depreciation on:
    Investments                                                     625,238           9,250,988
    Futures contracts                                               (35,750)                 --
    Foreign currency                                                   (134)                 --
                                                               ------------        ------------
Net increase in net assets resulting from operations              6,224,714          43,523,638
                                                               ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                           (10,980,243)        (21,105,270)
Net realized gain on investments                                (10,758,922)         (3,205,518)
                                                               ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                       (21,739,165)        (24,310,788)
                                                               ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                      14,413,527          48,896,678
Shares issued to holders in
  reinvestment of distributions                                  20,834,527          23,686,272
Shares redeemed                                                 (31,052,831)        (83,475,172)
                                                               ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                 4,195,223         (10,892,222)
                                                               ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (11,319,228)          8,320,628
                                                               ------------        ------------

NET ASSETS:
Beginning of year                                               358,052,415         349,731,787
                                                               ------------        ------------
End of year
  (includes undistributed net investment income
  of $316,226 and $275,261, respectively)                      $346,733,187        $358,052,415
                                                               ------------        ------------
                                                               ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                2004           2003           2002           2001           2000
                                              --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF YEAR                            $31.92         $30.21         $31.01         $29.36         $29.34

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.99           1.80           1.45           1.74           1.90
Net realized and unrealized
  gain (loss) on investments                    (0.45)          2.06          (0.40)          1.68           0.02
                                               ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.54           3.86           1.05           3.42           1.92
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.98)         (1.87)         (1.38)         (1.74)         (1.90)
From net realized gain on investments           (0.97)         (0.28)         (0.47)         (0.03)            --
                                               ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (1.95)         (2.15)         (1.85)         (1.77)         (1.90)
                                               ------         ------         ------         ------         ------

NET ASSET VALUE, END OF YEAR                   $30.51         $31.92         $30.21         $31.01         $29.36
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

TOTAL RETURN                                    1.71%         13.29%          3.44%         11.87%          6.78%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)       $346,733       $358,052       $349,732       $167,191        $70,435
Ratio of expenses
  to average net assets(1)<F9>                 0.425%         0.425%         0.425%         0.425%          0.43%
Ratio of net investment income
  to average net assets(1)<F9>                  2.71%          5.78%          4.84%          6.47%          6.82%
Portfolio turnover rate                        1,409%           489%           885%           635%           438%

(1)<F9> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been .507%, .505%, 0.535%, 0.605% and 0.71%, and the ratio of net investment income to average net assets would have been 2.63%, 5.70%, 4.73%, 6.29% and 6.54% for the years ended June 30,
          2004, June 30, 2003, June 30, 2002, June 30, 2001 and June 30, 2000,
          respectively.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                         Frontegra Investment            Lehman Brothers
        Date               Grade Bond Fund             Aggregate Bond Index
        ----               ---------------             --------------------
      2/23/2001*<F10>          $100,000                      $100,000
      3/31/2001                $101,242                      $101,377
      6/30/2001                $101,975                      $101,949
      9/30/2001                $106,197                      $106,652
     12/31/2001                $106,384                      $106,699
      3/31/2002                $106,324                      $106,800
      6/30/2002                $109,262                      $110,746
      9/30/2002                $111,830                      $115,820
     12/31/2002                $113,632                      $117,642
      3/31/2003                $115,161                      $119,281
      6/30/2003                $117,928                      $122,264
      9/30/2003                $118,839                      $122,086
     12/31/2003                $119,424                      $122,471
      3/31/2004                $122,455                      $125,729
      6/30/2004                $119,728                      $122,663

*<F10>  2/23/01 commencement of operations.

Portfolio Total Return**<F11>
FOR THE YEAR ENDED 6/30/04

ONE YEAR                                     1.53%

THREE YEAR
AVERAGE ANNUAL                               5.49%

SINCE COMMENCEMENT
AVERAGE ANNUAL                               5.52%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F11> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2004

Principal Amount                                                         Value
----------------                                                         -----
             ASSET-BACKED SECURITIES  11.0%
             Automobiles  3.7%
$  380,000   Capital Auto Receivables Asset Trust,
               2003-1 A2A, 2.27%, 1/17/06                         $    380,648
   470,000   Capital Auto Receivables Asset Trust,
               2003-2 A3B, 1.2788%, 2/15/07                            470,098
 1,235,000   Daimler Chrysler Master Owner Trust,
               2004-A A, 1.2637%, 1/15/09                            1,234,506
    20,552   Nissan Auto Receivables Owner Trust,
               2003-A A2, 1.45%, 5/16/05                                20,553
   472,095   Regions Auto Receivables Trust,
               2002-1 A3, 2.63%, 1/16/07                               473,751
   505,000   Regions Auto Receivables Trust,
               2003-1 A3, 1.75%, 5/15/07                               503,659
   218,709   SSB RV Trust, 2001-1 A3, 4.74%, 2/15/13                   220,536
   665,000   Volkswagen Credit Auto Master Trust,
               2000-1 A, 1.435%, 8/22/05                               666,075
   560,000   World Omni Auto Receivables Trust,
               2004-A A1, 1.6738%, 7/12/05                             560,000
    77,651   World Omni Auto Receivables Trust,
               2003-A A2, 1.46%, 8/15/05                                77,657
                                                                  ------------
                                                                     4,607,483
                                                                  ------------

             Credit Cards  3.9%
   835,000   Chase Credit Card Master Trust,
               2002-6 A, 1.2988%, 9/15/05                              835,478
   715,000   Citibank Credit Card Issuance Trust,
               2001-A2 A2, 1.30%, 2/07/06                              715,927
 1,365,000   Discover Card Master Trust I,
               2001-3 A, 1.3887%, 3/15/06                            1,367,992
   660,000   MBNA Credit Card Master Note Trust,
               2003-A2 A2, 1.2888%, 3/15/06                            660,319
   605,000   MBNA Master Credit Card Trust,
               2000-C A, 1.3987%, 2/15/05                              605,551
   605,000   MBNA Master Credit Card Trust,
               2000-K A, 1.25%, 10/17/05                               605,589
                                                                  ------------
                                                                     4,790,856
                                                                  ------------

             Equipment  0.8%
   317,295   CIT Equipment Collateral,
               2002-VT1 A3, 4.03%, 1/20/06                             319,760
   670,000   GE Commercial Equipment Financing LLC,
               2003-1 A3, 1.37%, 6/20/07                               670,320
                                                                  ------------
                                                                       990,080
                                                                  ------------

             Home Equity  0.3%
    71,829   Countrywide Asset-Backed Certificates,
               2003-BC4 2A1, 1.42%, 5/25/21                             71,830
   308,051   Residential Asset Mortgage Products, Inc.,
               2003-RS5 AI1, 1.43%, 6/25/20                            308,056
                                                                  ------------
                                                                       379,886
                                                                  ------------

             Home Improvement  0.2%
   258,975   Keystone Owner Trust, 1998-P1 M1, 7.53%, 5/25/25
               (Acquired 4/22/03; Cost $271,405) r<F13>                264,530
                                                                  ------------

             Manufactured Housing  1.4%
   196,206   Conseco Finance Securitizations Corp.,
               2001-3 A2, 5.16%, 5/01/33                               198,416
   129,239   Conseco Finance Securitizations Corp.,
               2001-4 A2, 5.15%, 9/01/33                               130,837
   427,339   Mid-State Trust, 11 A1, 4.864%, 7/15/38                   399,375
   876,712   Oakwood Mortgage Investors Inc.,
               1995-A A4, 7.70%, 9/15/20                               901,909
    69,360   Oakwood Mortgage Investors Inc.,
               1996-A A3, 6.60%, 5/15/21                                70,673
                                                                  ------------
                                                                     1,701,210
                                                                  ------------

             Utility  0.7%
   854,663   California Infrastructure PG&E-1,
               1997-1 A7, 6.42%, 9/25/08                               891,868
                                                                  ------------

             TOTAL ASSET-BACKED SECURITIES
               (cost $13,703,301)                                   13,625,913
                                                                  ------------

             COMMERCIAL MORTGAGE-BACKED
               SECURITIES  10.8%
   267,111   Capco America Securitization Corp.,
               1998-D7 A1A, 5.86%, 10/15/30                            276,448
   578,319   Commercial Mortgage Asset Trust,
               1999-C1 A1, 6.25%, 1/17/32                              597,434
 1,277,058   Commercial Mortgage Pass-Through Certificate,
               2003-LB1A A1, 3.251%, 6/10/38                         1,205,381
   475,312   Credit Suisse First Boston Mortgage Securities Corp.,
               1998-C2 A1, 5.96%, 11/11/30                             491,596
   455,803   Credit Suisse First Boston Mortgage Securities Corp.,
               2003-1 1A1, 7.00%, 2/25/33                              470,995
 1,465,000   Credit Suisse First Boston Mortgage Securities Corp.,
               2004-C2 A1, 3.819%, 5/15/36                           1,397,317
    52,850   Credit Suisse First Boston Mortgage Securities Corp.,
               1998-C1 A1A, 6.26%, 5/17/40                              54,258
   213,449   Deutsche Mortgage Securities, Inc.,
               2004-2 A1, 1.47%, 1/25/34                               213,534
   240,164   First Union Commercial Mortgage Trust,
               1999-C1 A1, 5.73%, 10/15/35                             246,881
   940,000   General Growth Properties, 1 A1, 6.537%, 11/15/04
               (Acquired Multiple Dates; Cost $950,191) r<F13>         953,473
   469,317   GMAC Commercial Mortgage Securities Inc.,
               1999-C1 A1, 5.83%, 5/15/33                              485,842
    78,358   GMAC Commercial Mortgage Securities Inc.,
               1998-C2 A1, 6.15%, 5/15/35                               80,115
 1,115,705   GMAC Commercial Mortgage Securities Inc.,
               2003-C1 A1, 3.337%, 5/10/36                           1,057,573
   105,261   LB Commercial Conduit Mortgage Trust,
               1998-C4 A1A, 5.87%, 10/15/35                            108,194
   365,726   LB-UBS Commercial Mortgage Trust,
               2003-C3 A1, 2.599%, 5/15/27                             354,028
   367,942   Morgan Stanley Capital I, 1999-WF1 A1, 5.91%, 11/15/31    382,469
   980,297   Morgan Stanley Capital I, 2003-IQ4 A1, 3.27%, 5/15/40     925,430
   231,620   Mortgage Capital Funding, Inc.,
               1998-MC3 A1, 6.001%, 11/18/31                           241,091
   609,370   Nationslink Funding Corp., 1998-2 A1, 6.001%, 8/20/30     627,893
   224,727   Nomura Asset Securities Corp.,
               1998-D6 A1A, 6.28%, 3/15/30                             235,183
   260,000   NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19
               (Acquired 8/18/03; Cost $277,935) r<F13>                277,727
   200,000   Principal Residential Mortgage Capital Resources,
               2001-3A A1, 4.55%, 12/20/04 (Acquired Multiple Dates;
               Cost $200,934) r<F13>                                   200,544
   197,710   Salomon Brothers Mortgage Securities VII,
               2002-CDCA A1, 1.5188%, 11/15/13 (Acquired 5/01/03;
               Cost $197,815) r<F13>                                   197,697
    95,143   Salomon Brothers Mortgage Securities VII,
               2001-MMA A1, 5.3228%, 2/18/34 (Acquired Multiple
               Dates; Cost $98,501) r<F13>                              96,529
    23,209   TIAA Real Estate CDO Ltd., 2001-C1A A1, 5.77%, 6/19/16
               (Acquired Multiple Dates; Cost $24,299) r<F13>           24,058
   226,878   Wachovia Bank Commercial Mortgage Trust,
               2002-C1 A1, 4.539%, 4/15/34                             231,375
   643,296   Wachovia Bank Commercial Mortgage Trust,
               2003-C5 A1, 2.986%, 6/15/35                             598,997
   698,496   Wachovia Bank Commercial Mortgage Trust,
               2003-C9 A1, 3.291%, 12/15/35                            685,844
   725,744   Wachovia Bank Commercial Mortgage Trust,
               2004-C10 A1, 3.065%, 2/15/41                            704,719
    33,481   Washington Mutual MSC Mortgage Pass-Through
               Certificates, 2002-MS10 1A6, 5.75%, 1/25/33              33,450
                                                                  ------------
             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
               (cost $13,544,586)                                   13,456,075
                                                                  ------------

             CORPORATE BONDS  17.5%
             Airlines  0.4%
   430,454   American Airlines, Inc., 2.17938%, 9/23/07                431,026
                                                                  ------------

             Automobiles  0.7%
   565,000   Daimlerchrysler NA Hldg., 7.75%, 1/18/11                  631,444
   285,000   Hertz Corp., 4.70%, 10/02/06                              288,103
                                                                  ------------
                                                                       919,547
                                                                  ------------

             Banks  1.0%
   270,000   Credit Suisse First Boston London, 7.90%, 5/01/07
               (Acquired Multiple Dates; Cost $279,606) r<F13>         297,457
   795,000   Credit Suisse First Boston New York, 1.20%, 8/10/05       794,759
   145,000   U.S. Bank, N.A., 2.87%, 2/01/07                           142,515
                                                                  ------------
                                                                     1,234,731
                                                                  ------------

             Diversified Manufacturing  0.4%
   535,000   General Electric Co., 5.00%, 2/01/13                      526,533
                                                                  ------------

             Energy  4.2%
   584,893   American Ref-Fuel Co. LLC, 6.26%, 12/31/15
               (Acquired Multiple Dates; Cost $598,055) r<F13>         570,317
   410,000   Consumers Energy Co., 5.375%, 4/15/13                     401,497
   290,000   DTE Energy Co., 6.65%, 4/15/09                            309,580
   295,000   Duke Energy Corp., 4.50%, 4/01/10                         290,139
   400,000   Entergy Arkansas Inc., 5.00%, 7/01/18                     364,541
   325,000   NiSource Finance Corp., 3.20%, 11/01/06                   321,306
   170,000   Northern States Power Co., 2.875%, 8/01/06                168,356
   305,000   Pacific Gas and Electric Co., 1.81%, 4/03/06              305,184
   180,000   PSEG Power LLC, 8.625%, 4/15/31                           219,853
   455,000   Public Service Co. of Colorado, 4.375%, 10/01/08          456,125
   385,000   Public Service Electric & Gas Co., 4.00%, 11/01/08        380,338
   290,000   Southern California Edison Co., 1.44%, 1/13/06            290,378
   985,000   Southern California Edison Co., 8.00%, 2/15/07          1,088,093
                                                                  ------------
                                                                     5,165,707
                                                                  ------------

             Financial  4.8%
   240,000   CIT Group Inc., 4.125%, 2/21/06                           244,108
   950,000   Citigroup Inc., 1.41%, 9/01/06                            950,278
   455,000   Citigroup Inc., 1.40%, 6/04/07                            454,591
   223,277   Dryden Investor Trust, 7.157%, 7/23/08
               (Acquired 8/18/03; Cost $238,566) r<F13>                237,790
   390,000   Ford Motor Credit Co., 7.00%, 10/01/13                    393,692
   405,000   General Electric Capital Corp., 1.58%, 3/29/06            405,006
   585,000   General Electric Capital Corp., 1.19%, 1/05/07            585,637
   325,000   General Motors Acceptance Corp., 2.04188%, 1/16/07        325,909
   295,000   General Motors Acceptance Corp., 6.875%, 8/28/12          300,091
   255,000   General Motors Acceptance Corp., 8.00%, 11/01/31          261,270
   425,000   Household Finance Corp., 4.125%, 12/15/08                 418,931
   595,000   International Lease Finance Corp., 1.80%, 9/22/05         596,107
   440,000   National Rural Utilities Cooperative
               Finance Corp., 4.375%, 10/01/10                         432,133
   345,000   The Goldman Sachs Group, Inc., 3.875%, 1/15/09            336,423
                                                                  ------------
                                                                     5,941,966
                                                                  ------------

             Insurance  2.3%
   925,000   Met Life Global Funding I, 1.45%, 8/28/06
               (Acquired 8/22/03; Cost $925,000) r<F13>                926,170
   435,000   New York Life Global Funding, 3.875%, 1/15/09
               (Acquired 1/05/04; Cost $434,804) r<F13>                427,755
   260,000   Pacific Life Global Funding, 3.75%, 1/15/09
               (Acquired 1/08/04; Cost $259,379) r<F13>                254,983
   675,000   Principal Life Income Funding Trust, 3.20%, 4/01/09       643,380
   585,000   Protective Life Secured Trust, 3.70%, 11/24/08            574,150
                                                                  ------------
                                                                     2,826,438
                                                                  ------------

             Multimedia 0.1%
   140,000   Time Warner Inc., 7.625%, 4/15/31                         151,500
                                                                  ------------

             Oil & Gas  0.8%
   405,000   Devon Energy Corp., 2.75%, 8/01/06                        399,077
   320,000   Pioneer Natural Resources Co., 6.50%, 1/15/08             340,077
   245,000   Valero Energy Corp., 3.50%, 4/01/09                       232,633
                                                                  ------------
                                                                       971,787
                                                                  ------------

             Real Estate  1.2%
   390,000   Duke Realty LP, 3.35%, 1/15/08                            379,329
   305,000   ERP Operating LP, 4.75%, 6/15/09                          305,326
   560,000   Liberty Property LP, 7.75%, 4/15/09                       636,025
   140,000   Simon Property Group LP, 3.75%, 1/30/09                   134,401
                                                                  ------------
                                                                     1,455,081
                                                                  ------------

             Special Purpose Entity  0.4%
   580,000   PF Export Receivables Master Trust, 3.748%, 6/01/13
               (Acquired Multiple Dates; Cost $581,569) r<F13>         552,868
                                                                  ------------

             Telecommunications  1.2%
   145,000   AT&T Corp., 8.00%, 11/15/31                               141,536
   375,000   AT&T Wireless Services Inc., 7.50%, 5/01/07               411,168
   195,000   Sprint Capital Corp., 6.125%, 11/15/08                    204,968
   145,000   Sprint Capital Corp., 8.75%, 3/15/32                      168,966
   195,000   Telefonos de Mexico, S.A. de C.V., 4.50%, 11/19/08        189,296
   390,000   Verizon North Inc., 5.634%, 1/01/21
               (Acquired 4/25/03; Cost $390,000) r<F13>                368,320
                                                                  ------------
                                                                     1,484,254
                                                                  ------------
             TOTAL CORPORATE BONDS
               (cost $22,014,720)                                   21,661,438
                                                                  ------------

             U.S. GOVERNMENT AGENCIES  55.4%
             MORTGAGE-BACKED SECURITIES  32.3%
             Federal Home Loan Mortgage
               Corporation (FHLMC)  8.3%
             FHLMC Gold Pool
   963,354   4.00%, 5/01/14, #B14039                                   941,230
   844,213   4.00%, 5/01/14, #B14730                                   824,424
                                                                  ------------
                                                                     1,765,654
                                                                  ------------

             FHLMC Gold Pool TBA
 2,205,000   4.50%, 7/01/19 w<F14>                                   2,152,631
 1,835,000   4.50%, 8/01/34 w<F14>                                   1,786,831
 1,770,000   5.00%, 8/01/34 w<F14>                                   1,702,519
                                                                  ------------
                                                                     5,641,981
                                                                  ------------

             FHLMC Pool
    15,146   3.129%, 7/01/33, #780653 a<F12>                            15,124
                                                                  ------------

             FHLMC REMIC
   123,331   Series T-47, Cl A3, 2.473%, 8/27/07                       123,218
    77,903   Series T-50, Cl A3, 2.182%, 9/27/07                        77,822
   425,000   Series H015, Cl A2, 1.524%, 12/15/08                      416,677
   113,104   Series 25, Cl B, 6.50%, 12/25/08                          118,238
   986,778   Series 2590, Cl NJ, 4.00%, 9/15/09                        997,678
   528,627   Series 2594, Cl OP, 4.00%, 10/15/09                       534,509
   467,966   Series 2598, Cl QA, 2.75%, 2/15/16                        468,362
   136,100   Series 2545, Cl AT, 3.25%, 7/15/20                        136,569
                                                                  ------------
                                                                     2,873,073
                                                                  ------------

             Federal National Mortgage
               Association (FNMA)  23.0%
             FNMA Grantor Trust
   444,577   Series 2001-T10, Cl A1, 7.00%, 12/25/41                   469,919
   687,335   Series 2004-T2, Cl 1A3, 7.00%, 11/25/43                   725,873
                                                                  ------------
                                                                     1,195,792
                                                                  ------------

             FNMA Pool
 1,760,000   4.745%, 11/01/12, #385537                               1,752,857
   648,959   5.111%, 11/01/12, #545938                                 657,402
   441,589   3.81%, 8/01/13, #386341                                   411,646
   541,171   4.90%, 1/01/14, #386802                                   538,578
   267,998   4.00%, 6/01/14, #255290                                   262,529
 1,015,386   6.00%, 11/01/17, #555180                                1,059,518
 1,118,307   7.00%, 9/01/32, #555203                                 1,180,299
                                                                  ------------
                                                                     5,862,829
                                                                  ------------

             FNMA REMIC
 1,208,223   Series 2003-M2, Cl A, 2.92%, 5/25/09                    1,148,416
 1,187,504   Series 2003-16, Cl PA, 4.50%, 11/25/09                  1,203,310
   147,196   Series 2002-18, Cl PB, 5.50%, 9/25/13                     147,436
   697,677   Series 2003-W10, Cl 3A1, 1.623%, 3/25/32                  694,450
   236,816   Series 2003-W10, Cl 1A1, 1.701%, 6/25/32                  235,682
                                                                  ------------
                                                                     3,429,294
                                                                  ------------

             FNMA TBA
 1,865,000   4.00%, 8/01/19 w<F14>                                   1,771,168
 4,500,000   4.50%, 8/01/19 w<F14>                                   4,383,279
 3,740,000   5.00%, 8/01/19 w<F14>                                   3,730,650
 1,075,000   5.50%, 8/01/19 w<F14>                                   1,095,156
 1,230,000   5.00%, 8/01/34 w<F14>                                   1,183,875
 5,935,000   5.50%, 8/01/34 w<F14>                                   5,884,920
                                                                  ------------
                                                                    18,049,048
                                                                  ------------

             Student Loan Marketing Association (SLMA)  1.0%
             SLMA Notes
   302,597   Series 2003-11, Cl A1, 1.52%, 9/15/09                     302,574
   385,000   Series 2004-3, Cl A1, 1.10%, 10/26/09                     385,035
   230,000   Series 2004-5, Cl A1, 1.5548%, 1/25/10                    230,000
   310,000   Series 2004-6, Cl A1, 1.6566%, 1/25/10                    310,000
                                                                  ------------
                                                                     1,227,609
                                                                  ------------

             U.S. AGENCY DEBENTURES  23.1%
             Federal Home Loan Bank (FHLB)  6.0%
 2,950,000   2.00%, 2/13/06                                          2,915,361
 3,085,000   3.00%, 4/15/09                                          2,928,760
 1,595,000   4.50%, 9/16/13                                          1,526,822
                                                                  ------------
                                                                     7,370,943
                                                                  ------------

             Federal Home Loan Mortgage
               Corporation (FHLMC)  8.8%
   870,000   2.20%, 7/28/06                                            855,005
 8,410,000   2.875%, 5/15/07 c<F15>                                  8,282,664
 1,785,000   3.375%, 4/15/09                                         1,718,819
                                                                  ------------
                                                                    10,856,488
                                                                  ------------

             Federal National Mortgage
               Association (FNMA)  8.3%
   350,000   2.10%, 4/19/06                                            345,145
 1,370,000   2.50%, 6/15/06                                          1,356,896
 2,575,000   3.375%, 12/15/08                                        2,499,704
 1,720,000   3.25%, 2/15/09                                          1,657,139
 4,480,000   4.25%, 5/15/09 c<F15>                                   4,485,605
                                                                  ------------
                                                                    10,344,489
                                                                  ------------
             TOTAL U.S. GOVERNMENT AGENCIES
               (cost $68,571,528)                                   68,632,324
                                                                  ------------

             U.S. TREASURIES  21.2%
             U.S. Treasury Notes  19.6%
 2,675,000   2.75%, 6/30/06                                          2,676,672
 1,700,000   3.125%, 5/15/07                                         1,700,000
   150,000   3.00%, 2/15/08                                            147,932
    65,000   2.625%, 5/15/08                                            62,961
 2,505,000   3.25%, 1/15/09 c<F15>                                   2,456,856
 8,625,000   3.875%, 5/15/09 c<F15>                                  8,653,971
 1,835,000   4.00%, 6/15/09                                          1,850,698
 6,645,000   4.75%, 5/15/14                                          6,714,307
                                                                  ------------
                                                                    24,263,397
                                                                  ------------

             U.S. Treasury Strip  1.6%
 8,440,000   0.00%, 5/15/30                                          2,011,775
                                                                  ------------

             TOTAL U.S. TREASURIES
               (cost $26,120,104)                                   26,275,172
                                                                  ------------

             SHORT-TERM INVESTMENTS  2.6%
             U.S. Government Agency  2.5%
 3,023,000   Federal Home Loan Bank Discount Note,
               1.00%, 7/01/04                                        3,023,000
                                                                  ------------

             Variable Rate Demand Notes v<F16>  0.1%
    79,077   American Family Financial Services Inc., 0.8811%           79,077
    79,985   Wisconsin Corporate Central Credit Union, 1.0300%          79,985
                                                                  ------------
                                                                       159,062
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS
               (cost $3,182,062)                                     3,182,062
                                                                  ------------

             TOTAL INVESTMENTS  118.5%
               (cost $147,136,301)                                 146,832,984

             Liabilities, less Other Assets  (18.5)%               (22,920,462)
                                                                  ------------

             NET ASSETS  100.0%                                   $123,912,522
                                                                  ------------
                                                                  ------------

a<F12>    Adjustable rate.
r<F13> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $5,650,218 (4.6% of net assets) at June 30, 2004.
w<F14>    When-issued security.
c<F15>    Security marked as segregated to cover when-issued security.
v<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004

ASSETS:
Investments at value (cost $147,136,301)                          $146,832,984
Cash                                                                    82,663
Interest receivable                                                    740,578
Receivable for investments sold                                     62,717,797
Receivable for Fund shares sold                                        900,000
Other assets                                                            16,124
                                                                  ------------
Total assets                                                       211,290,146
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   87,313,921
Accrued investment advisory fee                                         22,393
Accrued expenses                                                        41,310
                                                                  ------------
Total liabilities                                                   87,377,624
                                                                  ------------
NET ASSETS                                                        $123,912,522
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $125,783,763
Undistributed net investment income                                     19,076
Undistributed net realized loss                                     (1,587,000)
Net unrealized depreciation on investments                            (303,317)
                                                                  ------------
NET ASSETS                                                        $123,912,522
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              12,129,494
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.22
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2004
                                                               -------------
INVESTMENT INCOME:
Interest                                                         $3,429,961
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   512,961
Fund administration and accounting fees                             111,442
Custody fees                                                         43,350
Audit fees                                                           20,500
Federal and state registration fees                                  18,873
Legal fees                                                           17,532
Shareholder servicing fees                                           15,972
Directors' fees and related expenses                                  8,125
Reports to shareholders                                               2,046
Other                                                                 8,213
                                                                 ----------
Total expenses before waiver                                        759,014
Waiver of expenses by Adviser (Note 3)                             (246,053)
                                                                 ----------
Net expenses                                                        512,961
                                                                 ----------
NET INVESTMENT INCOME                                             2,917,000
                                                                 ----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                   (978,175)
Change in net unrealized
  appreciation/depreciation on investments                         (772,456)
                                                                 ----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (1,750,631)
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $1,166,369
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2004       JUNE 30, 2003
                                                         -------------       -------------
OPERATIONS:
Net investment income                                     $  2,917,000        $  4,132,136
Net realized gain (loss) on investments                       (978,175)          4,022,023
Change in net unrealized
  appreciation/depreciation on investments                    (772,456)            371,112
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                  1,166,369           8,525,271
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (3,545,013)         (4,087,825)
Net realized gain on investments                            (2,757,171)         (1,203,767)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (6,302,184)         (5,291,592)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 24,658,226         105,680,111
Shares issued to holders in
  reinvestment of distributions                              4,588,703           4,596,057
Shares redeemed                                            (35,409,839)        (13,733,982)
                                                          ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                           (6,162,910)         96,542,186
                                                          ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (11,298,725)         99,775,865
                                                          ------------        ------------

NET ASSETS:
Beginning of year                                          135,211,247          35,435,382
                                                          ------------        ------------
End of year
  (includes undistributed net investment income
  of $19,076 and $59,234, respectively)                   $123,912,522        $135,211,247
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                                YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                2004           2003           2002       2001(1)<F17>
                                              --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.62         $10.28         $10.02         $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                            0.31           0.35           0.35           0.18
Net realized and unrealized
  gain (loss) on investments                    (0.15)          0.45           0.35           0.02
                                               ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.16           0.80           0.70           0.20
                                               ------         ------         ------         ------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.31)         (0.35)         (0.35)         (0.18)
From net realized gain on investments           (0.25)         (0.11)         (0.09)            --
                                               ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.56)         (0.46)         (0.44)         (0.18)
                                               ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                 $10.22         $10.62         $10.28         $10.02
                                               ------         ------         ------         ------
                                               ------         ------         ------         ------

TOTAL RETURN(2)<F18>                            1.53%          7.93%          7.15%          1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $123,913       $135,211        $35,435         $7,242
Ratio of expenses to
  average net assets(3)<F19>(4)<F20>            0.42%          0.42%          0.37%          0.30%
Ratio of net investment income to
  average net assets(3)<F19>(4)<F20>            2.39%          3.78%          3.79%          5.21%
Portfolio turnover rate(2)<F18>                1,104%           625%         1,624%           212%

(1)<F17>  Commenced operations on February 23, 2001.
(2)<F18>  Not annualized for periods less than a full year.
(3)<F19> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.62%, 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 2.19%, 3.58%, 3.14% and 2.87% for the periods ended June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001, respectively.
(4)<F20>  Annualized.

See notes to financial statements.


                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

Dear Fellow Shareholders:

The U.S. equity market provided generous returns over the past twelve month period with small capitalization issues leading the performance parade. The Russell 2000 Index produced a return of 33.37% over the trailing twelve months, compared to the 19.11% return of the S&P 500 Index. During the period, the performance of the Frontegra IronBridge Small Cap Fund trailed that of the Russell 2000 Index, with a total return of 24.25%, net of fees.

PORTFOLIO REVIEW

The U.S. equity market surged in the first six months of the Fund's fiscal year. By the end of December, the Russell 2000 Index had appreciated by nearly 25% over the six month period. A combination of events fueled the rally including:
The progress of U.S. forces in Iraq; President Bush passed his tax cuts; corporations improved productivity and profits; and, GDP began to grow. Doom and gloom expectations of declining returns and growth were easily exceeded. Stock prices exploded as expectations about the future continued to improve. In terms of our pricing equation, CFROIs improved and the investors' discount declined, resulting in upward equity valuations.

Companies with no earnings or high debt lead the market advance. In other words, "quality was penalized" and "junk was rewarded." From a life cycle point of view, that meant that early stage Rockets and Turnarounds performed well. Fortunately, we owned both groups because of our life cycle diversification discipline. However, we do screen out the highly leveraged Turnarounds, and many of these types of stocks contributed to the strength of the index return. In addition, we upgraded the quality (and reduced price risk) of the portfolio in the latter part of 2003 and reduced our position in both Rockets and Turnarounds, which also contributed to the relative underperformance. Specific stock selection also detracted from the relative performance profile, and the magnitude and timing of cash inflows into the Fund during the strong advance in the broad market led to a drag on performance as well.

In the past six months, however, the performance of the Fund has more closely tracked that of the index.

PORTFOLIO OUTLOOK AND STRATEGY

Our stock selection strategy focuses on identifying companies that are 1) doing the right thing to create shareholder value and 2) have a high probability of beating expectations implied by their current share price. We are not biased towards "growth" or "value" and will buy a company regardless of where it is in its life cycle as long as it meets our two investment requirements.

In the most recent quarter, portfolio contributors were spread across life cycle and industry, which is consistent with what we would expect from our discipline.

                            PORTFOLIO CONTRIBUTORS

                                                                                    QUARTERLY
COMPANY                LIFE CYCLE                                     INDUSTRY         GAIN
-------                ----------                                     --------      ---------
Applied Signal         Rocket (early stage growth)                    Industrial      +27.6%
SFBC International     Falling Angel (slowing/maturing business)      Healthcare      +52.1%
Cabot Oil & Gas        Cork (mature business)                         Energy          +36.5%
Trimble Navigation     Rocket (early stage growth)                    Industrial      +19.0%
Macrovision            Golden Goodie (high growth)                    Technology      +32.9%
Lubrizol               Cork (mature business)                         Materials       +16.3%
Wausau-Mosinee         Turn Around (distressed business)              Materials       +23.1%

Our contribution from stock selection was also aided by some new additions to the portfolio. Lifecell (+40%) is a rocket, with high CFROI(R)<F21> and growth. It beat investor expectations as its skin graft products continue to capture a greater share of a multibillion-dollar market. Another new addition, Mapics (+22%), is a very undervalued Turn Around and should beat expectations as it helps middle market manufacturers improve their productivity with their enterprise software solutions.

Our strategy relies on stock selection as the main value added component of the process; however, industry weights and life cycle weights also impact results.

INDUSTRY ALLOCATION:

One of our risk controls requires the portfolio industry weights to be within + or - 5% of the Russell 2000 Index. If our stock selection process identifies more opportunities in certain sectors, the portfolio will be overweight in those sectors but not by more than 5%. Conversely, if our process identifies fewer opportunities in certain sectors, the portfolio will be underweight in those sectors, but not by more than 5%.

More recently, our stock selection process identified many buy candidates in Energy, Materials, and Information Technology. We identified fewer buy candidates in the Financials, Consumer Discretionary and Industrials.

LIFE CYCLE ALLOCATION:

Another part of our risk control process is measuring and managing "style risk" by requiring the portfolio to be within + or - 5% of the Russell 2000 Index Life Cycle classes. Our valuation work implies that many growth stocks will have a hard time beating expectations implied by current share prices.

Underneath the paltry returns of the past six months, the market has been extremely choppy. We expect choppiness to continue for the rest of the calendar year due to the many uncertainties investors are trying to deal with.

(R)<F21> CFROI is a registered trademark in the United States of Credit Suisse First Boston or its subsidiaries or affiliates.

As you are aware, the CFROI Valuation model is how the IronBridge Investment team communicates and debates investment issues.

                             CFROI VALUATION MODEL

          Pricing Puzzle
                                                                   CFROI
                                                                   GROWTH

                                                      CREATES

               WARRANTED           CASH FLOW
                PRICE =          -------------
                                 1+ DISC. RATE

Six months ago, all the pieces of the pricing puzzle were positive. Cash flow growth was positive as corporate profitability and growth were improving due to a synchronized global expansion. The discount rate was low due to low inflation and tax rates. While the environment was bullish for equities, the market seemed to be pricing in the improvement. Now, as the calendar year has progressed, companies are still reporting great profits and growth, but expectations are still high and growth is decelerating. Inflation is beginning to creep into the economy, and we are seeing pricing power return to corporations. This is causing upward pressure on the discount rate and downward pressure on valuations. Growth needs to be strong enough to power through a rising discount rate environment. Yet, there are signs of a deceleration in the global expansion. Stay tuned!

Adding to investor jitters is an election, which appears to be very close. The ultimate outcome may have significant consequences for investors. A Bush win would most likely result in a "permanent" reduction in capital gains and dividend taxes providing downward pressure on the discount rate and upward pressure on valuations (especially Rockets). A Kerry win could result in a reversal of the Bush tax cuts, putting upward pressure on the discount rate and downward pressure on equity values. With such uncertainty, no wonder investors are jittery and the market is having trouble making much headway.

IronBridge has no particular insight into the above uncertainties so we are continuing to do what we always do in our stock selection process, which is to identify and buy well-managed companies that are likely to beat expectations implied by the share price. From a risk control perspective, we expect our Life Cycle Allocation to stay pretty tight to our benchmark, and we have recently increased our holdings in Rockets to be more in line with the Russell 2000 Index. Now is not the time to make big sector or style bets. Even if the market has a hard time making much headway, the choppiness may just help us by offering up some nice buying and selling opportunities.

SUMMARY

While many uncertainties may cause continued choppy markets, we expect to use the choppiness to our advantage, opportunistically buying companies from our working list at attractive entry points and taking profits at attractive exit points. Our investment time horizon is long term. Therefore, our current portfolio strategy remains unchanged. We just keep looking for approximately 85 companies, which are 1) doing the right thing to create shareholder value and 2) are likely to beat the expectations implied by their current share price. We diversify industry and life cycle risk, and we isolate stock selection as the value added that the IronBridge team provides to our clients.

We appreciate your confidence in our approach and style of investing in small cap stocks and look forward to a long and mutually beneficial relationship with our shareholders.

/s/Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

     Date        Frontegra IronBridge Small Cap Fund       Russell 2000 Index
     ----        -----------------------------------       ------------------
   8/30/2002*<F22>            $100,000                          $100,000
   9/30/2002                   $95,200                           $92,819
  12/31/2002                  $106,200                           $98,534
   3/31/2003                  $104,500                           $94,108
   6/30/2003                  $130,400                          $116,152
   9/30/2003                  $136,000                          $126,696
  12/31/2003                  $152,713                          $145,095
   3/31/2004                  $160,082                          $154,179
   6/30/2004                  $162,027                          $154,900

*<F22>  8/30/02 commencement of operations.

Portfolio Total Return**<F23>
FOR THE YEAR ENDED 6/30/04

ONE YEAR                                    24.25%

SINCE COMMENCEMENT
AVERAGE ANNUAL                              30.12%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F23> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2004

Number of Shares                                                         Value
----------------                                                         -----

            COMMON STOCKS  96.8%

            Aerospace  1.0%
    47,910  DRS Technologies, Inc.*<F24>                          $  1,528,329
                                                                  ------------

            Apparel Manufacturer  1.5%
    16,375  Oxford Industries, Inc.                                    713,295
    55,495  Wolverine World Wide, Inc.                               1,456,744
                                                                  ------------
                                                                     2,170,039
                                                                  ------------

            Audio/Video Products  2.3%
    25,650  Harman International Industries, Inc.                    2,334,150
   127,670  Imax Corp.*<F24>                                           707,292
    62,423  ParkerVision, Inc.*<F24>                                   355,811
                                                                  ------------
                                                                     3,397,253
                                                                  ------------

            Banks and Savings & Loans  10.1%
    36,531  BOK Financial Corp.*<F24>                                1,434,572
    20,919  Cathay General Bancorp                                   1,395,297
    33,020  Community Bank System, Inc.                                752,526
    51,102  Doral Financial Corp.                                    1,763,019
    45,400  First BanCorp.                                           1,850,050
    21,260  First Midwest Bancorp, Inc.                                748,565
    50,874  Pacific Capital Bancorp                                  1,431,086
    63,572  R&G Financial Corp. - Class B                            2,101,690
    36,524  Texas Regional Bancshares, Inc. - Class A                1,676,817
    47,255  United Bankshares, Inc.                                  1,535,787
                                                                  ------------
                                                                    14,689,409
                                                                  ------------

            Biomedical  3.0%
   149,079  CryoLife, Inc.*<F24>                                       785,646
    39,050  Digene Corp.*<F24>                                       1,426,496
   111,237  LifeCell Corp.*<F24>                                     1,255,866
    85,189  Maxygen Inc.*<F24>                                         900,448
                                                                  ------------
                                                                     4,368,456
                                                                  ------------

            Biotechnology  1.7%
    13,850  Celgene Corp.*<F24>                                        793,051
    93,132  Cell Genesys, Inc.*<F24>                                   967,641
    69,039  Exelixis, Inc.*<F24>                                       696,604
                                                                  ------------
                                                                     2,457,296
                                                                  ------------

            Building  0.7%
    65,445  Coachmen Industries, Inc.                                1,046,466
                                                                  ------------

            Chemicals  4.7%
    51,270  Agrium Inc.                                                745,978
    27,050  Cabot Microelectronics Corp.*<F24>                         828,000
    62,534  The Lubrizol Corp.                                       2,289,995
   124,030  Methanex Corp.                                           1,639,801
    51,906  Symyx Technologies, Inc.*<F24>                           1,251,973
                                                                  ------------
                                                                     6,755,747
                                                                  ------------

            Computers & Software  6.7%
    23,440  CACI International Inc. - Class A*<F24>                    947,914
   328,040  Cray, Inc.*<F24>                                         2,171,625
    43,708  DocuCorp International, Inc.*<F24>                         382,882
    53,820  Drexler Technology Corp.*<F24>                             717,421
    92,470  MAPICS, Inc.*<F24>                                         976,483
   106,654  Overland Storage, Inc.*<F24>                             1,417,432
    96,008  Sybase, Inc.*<F24>                                       1,728,144
    74,611  Synaptics Inc.*<F24>                                     1,428,801
                                                                  ------------
                                                                     9,770,702
                                                                  ------------

            E-Commerce  0.4%
    52,120  Stamps.com Inc.*<F24>                                      531,103
                                                                  ------------

            Electronic Components & Technology  6.7%
   271,125  Applied Micro Circuits Corp.*<F24>                       1,442,385
   180,930  Centillium Communications, Inc.*<F24>                      692,962
    63,960  Cubic Corp.                                              1,338,683
   173,920  KEMET Corp.*<F24>                                        2,125,302
   123,395  Mentor Graphics Corp.*<F24>                              1,908,921
   110,312  OSI Systems, Inc.*<F24>                                  2,198,518
                                                                  ------------
                                                                     9,706,771
                                                                  ------------

            Energy  2.0%
    68,080  Duquesne Light Holdings Inc.                             1,314,625
    61,142  Headwaters Inc.*<F24>                                    1,585,412
                                                                  ------------
                                                                     2,900,037
                                                                  ------------

            Financial  2.4%
    37,000  A.G. Edwards, Inc.                                       1,259,110
    15,780  Gabelli Asset Management Inc. - Class A                    670,650
    49,310  Jefferies Group, Inc.                                    1,524,665
                                                                  ------------
                                                                     3,454,425
                                                                  ------------

            Hospitals  0.5%
    20,070  LifePoint Hospitals, Inc.*<F24>                            747,005
                                                                  ------------

            Instruments of Measurement  3.7%
    50,501  Analogic Corp.                                           2,142,757
    23,573  BEI Technologies, Inc.                                     667,352
    89,672  Trimble Navigation Ltd.*<F24>                            2,491,985
                                                                  ------------
                                                                     5,302,094
                                                                  ------------

            Insurance  2.6%
    26,655  AmerUs Group Co.                                         1,103,517
    55,640  Arthur J. Gallagher & Co.                                1,694,238
    27,805  Stewart Information Services Corp.                         938,975
                                                                  ------------
                                                                     3,736,730
                                                                  ------------

            Medical Information Systems  1.7%
    47,790  Cerner Corp.*<F24>                                       2,130,478
    28,197  IMPAC Medical Systems, Inc.*<F24>                          412,522
                                                                  ------------
                                                                     2,543,000
                                                                  ------------

            Medical Instruments  2.9%
    91,565  Cholestech Corp.*<F24>                                     746,255
   101,495  Intuitive Surgical, Inc.*<F24>                           1,928,405
    16,185  Techne Corp.*<F24>                                         703,238
    71,680  Thoratec Corp.*<F24>                                       769,126
                                                                  ------------
                                                                     4,147,024
                                                                  ------------

            Metals  1.3%
    56,150  Commercial Metals Co.                                    1,822,067
                                                                  ------------

            Motion Pictures & Services  0.8%
    45,360  Macrovision Corp.*<F24>                                  1,135,361
                                                                  ------------

            Networking Products  0.7%
   115,210  Adaptec, Inc.*<F24>                                        974,677
                                                                  ------------

            Oil & Gas  6.4%
    47,100  Cabot Oil & Gas Corp.                                    1,992,330
    42,695  Energen Corp.                                            2,048,933
    52,280  Oceaneering International, Inc.*<F24>                    1,790,590
    57,545  Southwestern Energy Co.*<F24>                            1,649,815
    67,985  TETRA Technologies, Inc.*<F24>                           1,825,397
                                                                  ------------
                                                                     9,307,065
                                                                  ------------

            Paper  1.0%
    87,402  Wausau-Mosinee Paper Corp.                               1,512,055
                                                                  ------------

            Pharmaceuticals  1.1%
    82,835  Perrigo Co.                                              1,571,380
                                                                  ------------

            Power Conversion  0.5%
    46,990  Advanced Energy Industries, Inc.*<F24>                     738,683
                                                                  ------------

            Real Estate Investment Trust  2.0%
   116,130  Corporate Office Properties Trust                        2,885,830
                                                                  ------------

            Research & Development  0.8%
    37,438  SFBC International, Inc.*<F24>                           1,172,933
                                                                  ------------

            Retailing & Restaurants  10.8%
    60,195  Angelica Corp.                                           1,511,496
    71,415  BJ's Wholesale Club, Inc.*<F24>                          1,785,375
    62,960  Claire's Stores, Inc.                                    1,366,232
    43,155  Cost Plus, Inc.*<F24>                                    1,400,380
    35,115  Dillard's, Inc. - Class A                                  783,064
    49,420  Jo-Ann Stores, Inc.*<F24>                                1,452,948
   174,925  Oakley, Inc.                                             2,263,529
    75,875  Pacific Sunwear of California, Inc.*<F24>                1,484,874
    53,520  Peet's Coffee & Tea Inc.*<F24>                           1,337,465
    73,099  Sharper Image Corp.*<F24>                                2,294,578
                                                                  ------------
                                                                    15,679,941
                                                                  ------------

            Scientific Instruments  1.5%
    50,810  Varian Inc.*<F24>                                        2,141,642
                                                                  ------------

            Semiconductor Equipment  2.5%
    33,380  Actel Corp.*<F24>                                          617,530
   112,432  ANADIGICS, Inc.*<F24>                                      580,037
    46,280  DuPont Photomasks, Inc.*<F24>                              940,872
    38,250  Varian Semiconductor Equipment Associates, Inc.*<F24>    1,474,920
                                                                  ------------
                                                                     3,613,359
                                                                  ------------

            Superconductor Equipment  1.3%
   139,173  American Superconductor Corp.*<F24>                      1,820,383
                                                                  ------------

            Telecommunications  7.0%
    77,490  Advanced Fibre Communications, Inc.*<F24>                1,565,298
    78,588  Applied Signal Technology, Inc.                          2,754,509
   189,205  Arris Group Inc.*<F24>                                   1,123,878
   164,614  Newport Corp.*<F24>                                      2,661,808
   115,825  Tekelec*<F24>                                            2,104,540
                                                                  ------------
                                                                    10,210,033
                                                                  ------------

            Toys  1.6%
   114,510  Leapfrog Enterprises, Inc.*<F24>                         2,277,604
                                                                  ------------

            Transportation  2.9%
    83,725  Alexander & Baldwin, Inc.                                2,800,601
    50,420  Knight Transportation, Inc.*<F24>                        1,448,567
                                                                  ------------
                                                                     4,249,168
                                                                  ------------
            TOTAL COMMON STOCKS
              (cost $124,313,260)                                  140,364,067
                                                                  ------------

            SHORT-TERM INVESTMENTS  4.3%
            U.S. Government Agency  4.1%
$5,952,000  Federal Home Loan Bank Discount Note,
              1.00%, 7/01/04                                         5,952,000
                                                                  ------------

            Variable Rate Demand Notes v<F25>  0.2%
   145,966  American Family Financial Services Inc., 0.8811%           145,966
   130,421  Wisconsin Corporate Central Credit Union, 1.0300%          130,421
                                                                  ------------
                                                                       276,387
                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS
              (cost $6,228,387)                                      6,228,387
                                                                  ------------

            TOTAL INVESTMENTS  101.1%
              (cost $130,541,647)                                  146,592,454

            Liabilities, less Other Assets  (1.1)%                  (1,604,169)
                                                                  ------------

            NET ASSETS  100.0%                                    $144,988,285
                                                                  ------------
                                                                  ------------

*<F24>    Non-income producing
v<F25> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004

ASSETS:
Investments at value (cost $130,541,647)                          $146,592,454
Cash                                                                    16,971
Interest and dividend receivable                                       114,362
Other assets                                                            17,735
                                                                  ------------
Total assets                                                       146,741,522
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    1,607,497
Accrued investment advisory fee                                        100,650
Accrued expenses                                                        45,090
                                                                  ------------
Total liabilities                                                    1,753,237
                                                                  ------------
NET ASSETS                                                        $144,988,285
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $117,717,478
Undistributed net realized gain                                     11,220,000
Net unrealized appreciation on investments                          16,050,807
                                                                  ------------
NET ASSETS                                                        $144,988,285
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               9,160,364
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $15.83
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2004
                                                               -------------
INVESTMENT INCOME:
Dividends(1)<F26>                                               $   896,395
Interest                                                             46,685
                                                                -----------
                                                                    943,080
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                 1,173,692
Fund administration and accounting fees                              91,787
Federal and state registration fees                                  36,163
Custody fees                                                         35,025
Legal fees                                                           22,475
Shareholder servicing fees                                           20,322
Audit fees                                                           17,999
Directors' fees and related expenses                                  8,125
Reports to shareholders                                               5,388
Other                                                                 5,647
                                                                -----------
Total expenses before waiver and reimbursement                    1,416,623
Waiver and reimbursement of expenses by Adviser (Note 3)           (125,562)
                                                                -----------
Net expenses                                                      1,291,061
                                                                -----------
NET INVESTMENT LOSS                                                (347,981)
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                 13,756,707
Change in net unrealized
  appreciation/depreciation on investments                       10,361,014
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            24,117,721
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $23,769,740
                                                                -----------
                                                                -----------

(1)<F26>  Net of $9,134 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED                PERIOD ENDED
                                                     JUNE 30, 2004       JUNE 30, 2003(1)<F27>(2)<F28>
                                                     -------------       -----------------------------
OPERATIONS:
Net investment loss                                  $   (347,981)               $    (5,927)
Net realized gain on investments                       13,756,707                    424,389
Change in net unrealized
  appreciation/depreciation on investments             10,361,014                  5,689,793
                                                     ------------                -----------
Net increase in net assets
  resulting from operations                            23,769,740                  6,108,255
                                                     ------------                -----------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                       (2,607,188)                        --
                                                     ------------                -----------
Net decrease in net assets resulting from
  distributions paid                                   (2,607,188)                        --
                                                     ------------                -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                           108,276,105                 48,088,461
Shares issued to holders in
  reinvestment of distributions                         2,256,633                         --
Shares redeemed                                       (40,781,068)                  (122,653)
                                                     ------------                -----------
Net increase in net assets resulting
  from capital share transactions                      69,751,670                 47,965,808
                                                     ------------                -----------

TOTAL INCREASE IN NET ASSETS                           90,914,222                 54,074,063
                                                     ------------                -----------

NET ASSETS:
Beginning of period                                    54,074,063                         --
                                                     ------------                -----------
End of period
  (includes undistributed
  net investment income of
  $0 and $107, respectively)                         $144,988,285                $54,074,063
                                                     ------------                -----------
                                                     ------------                -----------

(1)<F27>  Commenced operations on August 30, 2002.
(2)<F28>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED              PERIOD ENDED
                                                        JUNE 30,                 JUNE 30,
                                                          2004             2003(1)<F29>(6)<F34>
                                                       ----------          --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $13.04                   $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.04)                      --(5)<F33>
Net realized and unrealized gain
  on investments                                           3.17                     3.04
                                                         ------                   ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    3.13                     3.04
                                                         ------                   ------

LESS DISTRIBUTIONS PAID:
From net realized gain
  on investments                                          (0.34)                      --
                                                         ------                   ------
TOTAL DISTRIBUTIONS PAID                                  (0.34)                      --
                                                         ------                   ------

NET ASSET VALUE,
   END OF PERIOD                                         $15.83                   $13.04
                                                         ------                   ------
                                                         ------                   ------
TOTAL RETURN(2)<F30>                                     24.25%                   30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                       $144,988                  $54,074
Ratio of expenses to
  average net assets(3)<F31>(4)<F32>                      1.10%                    1.10%
Ratio of net investment
  loss to average net assets(3)<F31>(4)<F32>            (0.29)%                  (0.07)%
Portfolio turnover rate(2)<F30>                             94%                      28%

(1)<F29>  Commenced operations on August 30, 2002.
(2)<F30>  Not annualized for periods less than a full year.
(3)<F31> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.40)% and (1.12)% for the periods ended June 30, 2004 and June 30, 2003, respectively.
(4)<F32>  Annualized.
(5)<F33>  Less than one cent per share.
(6)<F34>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

EXECUTIVE SUMMARY

EAFE markets achieved a small gain in local currencies in the second quarter, but this was lost through currency weakness for North American investors. The much maligned equity markets of Europe provided the strongest returns. China and the Great Reflation Theme suffered a setback as the short term leveraged investment community lost confidence.

Analysts have been revising up their profit forecasts at the fastest rate on record, with the energy sector and Japan leading the way. We are of the view that the best is now past in terms of momentum in profits growth for this cycle.

Global excess liquidity has turned negative. That is: broad monetary growth has slipped below the growth rate of real economic activity, so we should expect liquidity to be drawn out of asset markets.

When liquidity turns negative, the greatest risks are generally in the asset classes that appreciated most in the previous period. That does not look like EAFE equity markets this time round, as there is little evidence of speculative excess in major non-US equities. Residential real estate and NASDAQ related markets could be different propositions altogether.

Structural demand for equity in Japan and Europe we judge as positive, given the under-ownership of the asset class by local institutions. Corporates may also be buyers at not much lower prices given the strength of balance sheets and low borrowing rates.

The unloved healthcare sector is now an overweight position in the portfolio, following purchases of the European drug majors. Oil is still overweight, but telecoms less so. We are underweight the classical cyclicals, that have been so fashionable with investors in the past twelve months.

Geographically, the portfolio is overweight Continental Europe and Asia; underweights are the UK and Japan. Japan is currently under review for a potential upgrade.

During the Fund's first full quarter, the Frontegra portfolio lost 0.50% versus a rise of 0.44% for the EAFE index.

PORTFOLIO REVIEW

We had a positive contribution from the UK, helped by the house-builder Berkeley Group. This sector has traded at very low valuations considering their high profitability, as investors believe that strength in the housing market cannot be sustained. Berkeley seemed to agree and announced a massive cash payout to shareholders as they run down their land bank.

There is little to say elsewhere. Sector rotation in Europe resulted in a relatively tight range of performance among the major groups, with cyclicals just managing to hold a lead. Our underweight in these areas was a negative, offset by a positive from an overweight in oils.

The portfolio was negatively affected by a sell-off in emerging markets, where we are overweight. Continental Europe actually outperformed this quarter and our overweight was thus a positive contributor.

Currency was the largest contributor to returns, driven by our underweight yen assets in favor of Euro and US$-linked markets. It is this underlying, or natural, currency allocation that has proved positive. We have not engaged in currency cross hedging over the period.

PORTFOLIO OUTLOOK AND STRATEGY

Our most significant positive position in the portfolio is energy, where we have added further over the quarter. The combination of high oil prices and high refining margins is leading to super profits, stock buy-backs and dividend payments.

We have moved overweight healthcare through purchases of European pharmaceuticals. Share prices in this sector lagged badly in 2003 as investors chased recovery stories. As cyclical earnings momentum peaks, we expect attention to be drawn to the steady growth available in the drug stocks. Their valuations relative to other areas of the market are as attractive as they have been for ten years.

Positions in financials remain predominantly in Europe and particularly in life assurance and retail banking. We are less enthusiastic about investment banking, where we feel profits have peaked for this market cycle. Property casualty insurance could also come under pressure, as falling prices for re-insurance are usually a harbinger for trouble at the commercial insurers. Whether we can find any respectable candidates in the Japanese financial sectors, given our more positive view on that market, remains to be seen.

We have further reduced the weighting in industrials, where we feel earnings momentum has peaked and valuations are extended on longer-term measures. Telecom is also down to a near benchmark positions, concentrated in Asia and Japan.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                       Frontegra New Star             Morgan Stanley Capital
     Date           International Equity Fund        International EAFE Index
     ----           -------------------------        ------------------------
   1/08/2004*<F35>          $100,000                        $100,000
   1/31/2004                 $98,200                         $98,677
   2/29/2004                $101,500                        $100,987
   3/31/2004                $100,600                        $101,609
   4/30/2004                 $98,700                         $99,415
   5/31/2004                 $98,000                         $99,811
   6/30/2004                $100,100                        $102,052

*<F35>  1/08/04 commencement of operations.

Portfolio Total Return**<F36>
FOR THE PERIOD ENDED 6/30/04

CUMULATIVE
SINCE COMMENCEMENT                           0.30%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F36> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2004

Number of Shares                                                         Value
----------------                                                         -----

            COMMON STOCKS  97.9%

            Belgium  1.4%
   7,500    Fortis                                                 $   166,073
                                                                   -----------

            China  0.4%
   1,225    China Petroleum and Chemical Corp. (Sinopec) ADR            45,264
                                                                   -----------

            Denmark  3.3%
   2,775    Carlsberg A/S - Class B                                    146,716
   5,400    Danske Bank A/S                                            127,945
   2,500    Novo Nordisk A/S - Class B                                 128,698
                                                                   -----------
                                                                       403,359
                                                                   -----------

            Finland  0.9%
   3,500    TietoEnator Oyj                                            106,244
                                                                   -----------

            France  14.6%
   9,300    Alcatel SA                                                 143,472
   2,100    Aventis SA                                                 158,536
   7,500    Axa                                                        165,160
   2,500    BNP Paribas SA                                             153,754
   5,000    Bouygues SA                                                167,411
   2,000    Lafarge SA                                                 178,361
   2,000    Renault SA                                                 152,325
   2,500    Sanofi-Synthelabo SA                                       158,469
   1,600    Sodexho Alliance SA                                         42,164
   1,300    Total SA                                                   247,844
   7,500    Vivendi Universal SA                                       208,047
                                                                   -----------
                                                                     1,775,543
                                                                   -----------

            Germany  5.0%
   2,500    Bayerische Motoren Werke (BMW) AG                          110,563
     350    Celesio AG                                                  20,866
   2,500    Continental AG                                             120,600
   2,500    Deutsche Boerse AG                                         127,596
   1,100    Fresenius Medical Care AG                                   81,503
     900    SAP AG (Systeme, Anwendungen,
              Produkte in der Datenverarbeitung)                       150,013
                                                                   -----------
                                                                       611,141
                                                                   -----------

            Hong Kong  3.4%
  12,000    Cheung Kong (Holdings) Ltd.                                 88,464
   5,950    China Mobile (Hong Kong) Ltd. ADR                           90,202
   6,000    Sun Hung Kai Properties Ltd.                                49,232
  13,000    Swire Pacific Ltd. - Class A                                84,169
  22,000    Television Broadcasts Ltd.                                  94,207
                                                                   -----------
                                                                       406,274
                                                                   -----------

            Hungary  0.8%
   2,500    OTP Bank Rt.                                                94,125
                                                                   -----------

            India  0.2%
   1,500    Dr. Reddy's Laboratories Ltd. ADR                           26,070
                                                                   -----------

            Israel  0.8%
   1,400    Teva Pharmaceutical Industries Ltd. ADR                     94,206
                                                                   -----------

            Italy  5.2%
  10,300    Eni SPA                                                    204,514
  11,900    SanPaolo IMI SPA                                           143,334
  23,900    Telecom Italia Mobile SPA (T.I.M.)                         135,503
  30,800    UniCredito Italiano SPA                                    152,140
                                                                   -----------
                                                                       635,491
                                                                   -----------

            Japan  18.1%
   7,000    Ajinomoto Co., Inc.                                         84,296
  36,000    EBARA CORP.                                                175,851
  18,000    KANEKA CORP.                                               170,407
  14,000    Mitsubishi Corp.                                           136,003
  39,000    NIPPON OIL CORP.                                           245,548
      32    NIPPON TELEGRAPH AND TELEPHONE CORP. (NIT)                 170,976
      30    Nippon Unipac Holding                                      156,990
   9,000    NISSAN MOTOR CO., LTD.                                     100,050
      95    NTT DoCoMo, Inc.                                           169,775
   3,600    Seiko Epson Corp.                                          130,981
  14,000    Seino Transportation Co., Ltd.                             144,600
   5,000    SHIMACHU CO., LTD.                                         135,866
   2,400    SHOWA SHELL SEKIYU K.K.                                     21,577
   9,500    SUZUKI MOTOR CORP.                                         167,337
  12,000    Yamaha Motor Co., Ltd.                                     186,849
                                                                   -----------
                                                                     2,197,106
                                                                   -----------

            Netherlands  6.7%
   7,200    ING Groep NV                                               169,942
  20,700    Koninklijke Ahold NV*<F37>                                 162,441
   2,100    Unilever NV                                                143,334
   6,600    Royal Dutch Petroleum Co.                                  338,701
                                                                   -----------
                                                                       814,418
                                                                   -----------

            Norway  1.5%
  14,200    Statoil ASA                                                180,278
                                                                   -----------

            Singapore  2.2%
  10,000    DBS Group Holdings Ltd.                                     83,602
   8,000    Great Eastern Holdings Ltd.                                 54,806
  23,500    Singapore Press Holdings Ltd.                               56,756
   9,000    United Overseas Bank Ltd.                                   70,017
                                                                   -----------
                                                                       265,181
                                                                   -----------

            South Korea  0.4%
   2,250    SK Telecom Co., Ltd. ADR                                    47,227
                                                                   -----------

            Spain  1.9%
  10,500    Banco Bilbao Vizcaya Argentaria, SA                        140,268
   7,400    Indra Sistemas, SA                                          94,354
                                                                   -----------
                                                                       234,622
                                                                   -----------

            Sweden  4.5%
   3,400    Autoliv, Inc. SDR                                          141,950
  20,000    Nordea Bank AB                                             144,034
   7,500    Securitas AB - Class B                                      93,589
  54,200    Telefonaktiebolaget LM Ericsson - Class B*<F37>            159,730
                                                                   -----------
                                                                       539,303
                                                                   -----------

            Switzerland  8.0%
  22,400    ABB Ltd.*<F37>                                             122,517
     650    Nestle SA                                                  173,347
   5,900    Novartis AG                                                260,280
   1,300    Roche Holding AG                                           128,713
   1,650    UBS AG                                                     116,267
   1,100    Zurich Financial Services AG                               173,686
                                                                   -----------
                                                                       974,810
                                                                   -----------

            Thailand  1.1%
  61,000    Advanced Info Service Public Co. Ltd.                      135,771
                                                                   -----------

            United Kingdom  17.5%
  23,100    Barclays plc                                               196,787
  14,300    BHP Billiton plc                                           124,090
  30,400    BP plc                                                     268,485
  15,500    British Sky Broadcasting Group plc                         174,839
  18,350    Cadbury Schweppes plc                                      158,319
   5,550    GlaxoSmithKline plc                                        112,324
  17,700    HSBC Holdings plc                                          263,211
  15,400    ICAP plc                                                    75,964
  10,000    Lloyds TSB Group plc                                        78,298
  40,343    Northern Foods plc                                         123,644
   5,400    Reckitt Benckiser plc                                      152,867
  22,600    Scottish & Newcastle plc                                   177,978
  24,400    Shell Transport & Trading Co. plc                          178,989
   1,800    The Berkeley Group plc                                      40,396
                                                                   -----------
                                                                     2,126,191
                                                                   -----------
            TOTAL COMMON STOCKS
              (cost $11,759,223)                                    11,878,697
                                                                   -----------

            SHORT-TERM INVESTMENT  0.2%
            Money Market Fund  0.2%
  19,617    First American Prime Obligations Fund - Class A             19,617
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENT
              (cost $19,617)                                            19,617
                                                                   -----------

            TOTAL INVESTMENTS  98.1%
              (cost $11,778,840)                                    11,898,314

            Other Assets, Less Liabilities  1.9%                       231,647
                                                                   -----------

            NET ASSETS  100.0%                                     $12,129,961
                                                                   -----------
                                                                   -----------

*<F37>  Non-income producing
ADR - American Depository Receipt
SDR - Swedish Depository Receipt

See notes to financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2004

                                                  Value            Percentage
                                                  -----            ----------

     Automobile                               $   859,074              7.1%
     Banks                                      1,929,853             15.9%
     Brewery                                      324,694              2.7%
     Building                                     386,168              3.2%
     Chemicals                                    170,407              1.4%
     Diversified Operations                        84,169              0.7%
     Engineering                                  122,517              1.0%
     Finance                                      203,560              1.7%
     Food                                         887,545              7.3%
     Ground Transportation                        144,600              1.2%
     Import/Export                                136,003              1.1%
     Information Technology                       294,187              2.4%
     Insurance                                    563,594              4.6%
     Machinery                                    175,851              1.4%
     Medical Products                              81,503              0.7%
     Minerals                                     124,090              1.0%
     Paper & Related                              156,990              1.3%
     Pharmaceutical                             1,088,162              9.0%
     Publishing                                    56,756              0.5%
     Multimedia                                   208,047              1.7%
     Office Equipment                             130,981              1.1%
     Oil                                        1,731,200             14.3%
     Real Estate                                  137,696              1.1%
     Retail                                       409,333              3.4%
     Software                                     150,013              1.2%
     Telecom                                    1,052,657              8.7%
     Television                                   269,047              2.2%
                                              -----------             -----
     TOTAL COMMON STOCKS                       11,878,697             97.9%
     TOTAL SHORT-TERM INVESTMENTS                  19,617              0.2%
                                              -----------             -----
     TOTAL INVESTMENTS                         11,898,314             98.1%
     Other Assets, Less Liabilities               231,647              1.9%
                                              -----------             -----
     TOTAL NET ASSETS                         $12,129,961              100%
                                              -----------             -----
                                              -----------             -----

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004

ASSETS:
Investments at value (cost $11,778,840)                            $11,898,314
Foreign currencies at value (cost $195,875)                            198,076
Cash                                                                     6,783
Interest & dividend receivable                                          11,599
Receivable from Adviser                                                 36,155
Receivable for investments sold                                         30,447
Other assets                                                             2,053
                                                                   -----------
Total assets                                                        12,183,427
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                       21,622
Accrued expenses                                                        31,844
                                                                   -----------
Total liabilities                                                       53,466
                                                                   -----------
NET ASSETS                                                         $12,129,961
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $11,932,955
Undistributed net investment income                                     95,077
Undistributed net realized loss on
  investments sold and foreign currencies                              (19,919)
Net unrealized appreciation on investments                             121,848
                                                                   -----------
NET ASSETS                                                         $12,129,961
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               1,209,499
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.03
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                             PERIOD ENDED
                                                         JUNE 30, 2004(1)<F38>
                                                         ---------------------
INVESTMENT INCOME:
Dividends(2)<F39>                                              $ 74,429
Interest                                                          1,828
                                                               --------
                                                                 76,257
                                                               --------

EXPENSES:
Fund administration and accounting fees                          25,283
Investment advisory fees (Note 3)                                24,465
Custody fees                                                     22,611
Audit fees                                                       19,000
Shareholder servicing fees                                        7,124
Federal and state registration fees                               5,156
Legal fees                                                        4,010
Directors' fees and related expenses                              3,750
Reports to shareholders                                             696
Other                                                             1,371
                                                               --------
Total expenses before waiver and reimbursement                  113,466
Waiver and reimbursement of expenses by Adviser (Note 3)        (89,001)
                                                               --------
Net expenses                                                     24,465
                                                               --------
NET INVESTMENT INCOME                                            51,792
                                                               --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
    Investments                                                 (19,919)
    Foreign currency translation                                 43,285
Change in net unrealized appreciation on:
    Investments                                                 119,474
    Foreign currency                                              2,374
                                                               --------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                           145,214
                                                               --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $197,006
                                                               --------
                                                               --------

(1)<F38>  Commenced operations on January 8, 2004.
(2)<F39>  Net of $12,774 in foreign withholding taxes.

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED
                                                         JUNE 30, 2004(1)<F40>
                                                         ---------------------
OPERATIONS:
Net investment income                                         $    51,792
Net realized gain (loss) on:
    Investments                                                   (19,919)
    Foreign currency translation                                   43,285
Change in net unrealized appreciation on:
    Investments                                                   119,474
    Foreign currency                                                2,374
                                                              -----------
Net increase in net assets
  resulting from operations                                       197,006
                                                              -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                    11,908,423
                                                              -----------
Net increase in net assets resulting
  from capital share transactions                              11,908,423
                                                              -----------
Capital contributions from affiliates                              24,532
                                                              -----------

TOTAL INCREASE IN NET ASSETS                                   12,129,961

NET ASSETS:
Beginning of period                                                    --
                                                              -----------
End of period
  (includes undistributed net investment
  income of $95,077)                                          $12,129,961
                                                              -----------
                                                              -----------

(1)<F40>  Commenced operations on January 8, 2004.

See notes to financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                             PERIOD ENDED
                                                               JUNE 30,
                                                             2004(1)<F41>
                                                             ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                           $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                             0.09(5)<F45>
Net realized and unrealized loss
  on investments                                                 (0.08)
                                                                ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                           0.01
                                                                ------

Payment by Affiliates                                             0.02
                                                                ------

NET ASSET VALUE,
  END OF PERIOD                                                 $10.03
                                                                ------
                                                                ------

TOTAL RETURN(2)<F42>                                             0.30%(6)<F46>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                               $12,130
Ratio of expenses to
  average net assets(3)<F43>(4)<F44>                             0.95%
Ratio of net investment
  income to average net assets(3)<F43>(4)<F44>                   2.01%
Portfolio turnover rate(2)<F42>                                    17%

(1)<F41>  Commenced operations on January 8, 2004.
(2)<F42>  Not annualized for periods less than a full year.
(3)<F43> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 4.41% and the ratio of net investment loss to average net assets would have been (1.45)% for the period ended June 30, 2004.
(4)<F44>  Annualized.
(5)<F45> Per share net investment income has been calculated using the daily average share method.
(6)<F46> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2004

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of four series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund) and the Frontegra New Star International Equity Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund and the Frontegra New Star International Equity Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap Fund, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge and New Star, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund and the Frontegra New Star International Equity Fund. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the period ended June 30, 2004 and the period ended June 30, 2003 were as follows:

                                                         PERIOD ENDED                  PERIOD ENDED
                                                         JUNE 30, 2004                 JUNE 30, 2003
                                                  ---------------------------   ----------------------------
                                                  ORDINARY        LONG-TERM     ORDINARY         LONG-TERM
                                                   INCOME       CAPITAL GAINS    INCOME        CAPITAL GAINS
                                                  --------      -------------   --------       -------------
          Frontegra Total
            Return Bond Fund                     $21,739,165       $      0    $24,310,788        $     0
          Frontegra Investment
            Grade Bond Fund                        6,091,843        210,341      5,274,240         17,352
          Frontegra IronBridge
            Small Cap Fund(1)<F47>                 2,568,988         38,200              0              0
          Frontegra New Star
            International Equity Fund(2)<F48>              0              0            N/A            N/A

          (1)<F47>  Commenced operations on August 30, 2002.
          (2)<F48>  Commenced operations on January 8, 2004.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. The following adjustments were made for permanent tax differences:

                                                                         UNDISTRIBUTED
                                                        PAID IN          NET INVESTMENT       ACCUMULATED
                                                        CAPITAL              INCOME           GAINS/LOSSES
                                                        -------          --------------       ------------
     Frontegra Total Return Bond Fund                    $   --            $1,478,966         $(1,478,966)
     Frontegra Investment Grade Bond Fund                    --               587,855            (587,855)
     Frontegra IronBridge Small Cap Fund                  6,066               347,874            (353,940)
     Frontegra New Star International Equity Fund            --                43,285             (43,285)

          As of June 30, 2004, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                                      FRONTEGRA           FRONTEGRA           FRONTEGRA
                                                  FRONTEGRA           INVESTMENT          IRONBRIDGE           NEW STAR
                                                 TOTAL RETURN           GRADE             SMALL CAP         INTERNATIONAL
                                                  BOND FUND           BOND FUND              FUND            EQUITY FUND
                                                 ------------         ---------           ----------        -------------
     Cost basis of investments
       for federal income
       tax purposes                              $409,091,882       $147,330,023         $130,567,235        $11,788,077
                                                 ------------       ------------         ------------        -----------
                                                 ------------       ------------         ------------        -----------
     Gross tax
       unrealized appreciation                   $  2,551,003       $    558,179         $ 23,288,874        $   394,536
     Gross tax
       unrealized depreciation                     (4,141,056)        (1,055,218)          (7,263,655)          (284,299)
                                                 ------------       ------------         ------------        -----------
     Net tax unrealized
       appreciation (depreciation)                 (1,590,053)          (497,039)          16,025,219            110,237
                                                 ------------       ------------         ------------        -----------
                                                 ------------       ------------         ------------        -----------
     Undistributed ordinary income                    316,226             19,076           10,502,913             95,077
     Undistributed
       long-term capital gain                              --                 --              742,675                 --
                                                 ------------       ------------         ------------        -----------
     Total distributable earnings                     316,226             19,076           11,245,588             95,077
                                                 ------------       ------------         ------------        -----------
                                                 ------------       ------------         ------------        -----------
     Other accumulated losses                      (5,105,017)        (1,393,278)                  --             (8,308)
                                                 ------------       ------------         ------------        -----------
     Total accumulated
       earnings (losses)                         $ (6,378,844)      $ (1,871,241)        $ 27,270,807        $   197,006
                                                 ------------       ------------         ------------        -----------
                                                 ------------       ------------         ------------        -----------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and outstanding returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Stock Index Options

          Each Fund may purchase stock index options for any purpose, sell stock index options in order to close out existing positions, and/or write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. Upon the exercise of an index option, the option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     (g)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time; 3) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 4) the possible nonperformance by the counterparty under the terms of the contract.

     (h)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (i)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (j)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated October 28, 2003, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2004 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                FRONTEGRA      FRONTEGRA
              FRONTEGRA        FRONTEGRA       IRONBRIDGE      NEW STAR
            TOTAL RETURN    INVESTMENT GRADE    SMALL CAP    INTERNATIONAL
              BOND FUND        BOND FUND          FUND        EQUITY FUND
            ------------    ----------------   ----------    -------------
     2005     $308,637          $132,621              --             --
     2006     $271,055          $216,003         $83,634             --
     2007     $287,901          $246,053        $125,562        $89,001

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 2004  JUNE 30, 2003
                                                   -------------  -------------
     Shares sold                                        462,593     1,598,327
     Shares issued to holders in
      reinvestment of distributions                     671,747       774,555
     Shares redeemed                                   (988,501)   (2,732,298)
                                                       --------    ----------
     Net increase (decrease) in shares outstanding      145,839      (359,416)
                                                       --------    ----------
                                                       --------    ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 2004  JUNE 30, 2003
                                                   -------------  -------------
     Shares sold                                      2,357,330    10,153,278
     Shares issued to holders in
      reinvestment of distributions                     441,773       439,040
     Shares redeemed                                 (3,399,762)   (1,309,884)
                                                     ----------    ----------
     Net increase (decrease) in shares outstanding     (600,659)    9,282,434
                                                     ----------    ----------
                                                     ----------    ----------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                                       YEAR ENDED              PERIOD ENDED
                                                     JUNE 30, 2004    JUNE 30, 2003(1)<F49>(2)<F50>
                                                     -------------    -----------------------------
     Shares sold                                       7,536,969                 4,156,701
     Shares issued to holders in
      reinvestment of distributions                      154,458                        --
     Shares redeemed                                  (2,677,982)                   (9,782)
                                                      ----------                 ---------
     Net increase in shares outstanding                5,013,445                 4,146,919
                                                      ----------                 ---------
                                                      ----------                 ---------

     (1)<F49>   Commenced operations on August 30, 2002.
     (2)<F50> Formerly the Frontegra Horizon Fund for the period ended June 30, 2003.

     Transactions in shares of the Frontegra New Star International Equity Fund were as follows:

                                                    PERIOD ENDED
                                               JUNE 30, 2004(1)<F51>
                                               ---------------------
     Shares sold                                      1,209,499
                                                      ---------
     Net increase in shares outstanding               1,209,499
                                                      ---------
                                                      ---------

     (1)<F51>  Commenced operations on January 8, 2004.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2004 are summarized below:

                                                     FRONTEGRA      FRONTEGRA
                     FRONTEGRA        FRONTEGRA      IRONBRIDGE     NEW STAR
                   TOTAL RETURN    INVESTMENT GRADE  SMALL CAP    INTERNATIONAL
                     BOND FUND        BOND FUND         FUND       EQUITY FUND
                   ------------    ----------------  ---------    -------------
     Purchases    $1,597,958,417     $551,225,769   $168,420,771   $12,584,464
     Sales        $1,594,615,264     $545,515,158   $103,788,631      $805,129

     Purchases and sales of long-term U.S. government securities for the Frontegra Total Return Bond Fund were $3,642,463,694 and $3,583,699,645, respectively. Purchases and sales of long-term U.S. government securities for the Frontegra Investment Grade Bond Fund were $898,258,379 and $878,671,942, respectively.

     There were no purchases or sales of long-term U.S. government securities for the Frontegra IronBridge Small Cap Fund or the Frontegra New Star International Equity Fund.

     Transactions in futures contracts for the year ended June 30, 2004 for the Frontegra Total Return Bond Fund were as follows:

    TYPE OF FUTURE       EXPIRATION      CONTRACTS    MARKET VALUE   UNREALIZED DEPRECIATION
    --------------       ----------      ---------    ------------   -----------------------
      90-Day Euro     September, 2005       50        $12,037,500           $(35,750)

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2004 the Frontegra Total Return Bond Fund had a capital loss carryforward of $3,308,701 with an expiration date of June 30, 2012 and the Frontegra Investment Grade Bond Fund had a capital loss carryforward of $1,145,004 with an expiration date of June 30, 2012. There were no capital loss carryforwards for the other Funds.

     At June 30, 2004 the Frontegra Total Return Bond, Investment Grade Bond and New Star International Equity Funds had post-October capital losses of $1,796,182, $248,274 and $10,682, respectively.

     For the fiscal year ended June 30, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was as follows (unaudited):

          Frontegra IronBridge Small Cap Fund               6%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2004 was as follows (unaudited):

          Frontegra IronBridge Small Cap Fund               5%

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2004

To the Board of Directors and Shareholders
Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc., comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra IronBridge Small Cap Fund and Frontegra New Star International Equity Fund (the "Funds"), as of June 30, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Funds, Inc. as of June 30, 2004, and the results of its operations, changes in net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                    /s/Ernst & Young LLP

Chicago, Illinois
August 6, 2004

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTOR AND OFFICERS*<F52>

                                          TERM OF                                                        NUMBER OF
                                          OFFICE AND   PRINCIPAL                                         FUNDS IN     OTHER
                                          LENGTH       OCCUPATION                                        COMPLEX      DIRECTORSHIPS
                         POSITION(S)      OF TIME      DURING PAST                                       OVERSEEN     HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUNDS  SERVED       FIVE YEARS                                        BY DIRECTOR  DIRECTOR
---------------------    ---------------  ----------   -----------                                       -----------  -------------
William D. Forsyth III   Co-President,    Indefinite;  Mr. Forsyth received his B.S. in                       4       None
Frontegra Asset          Treasurer,       since        Finance from the University of
Management, Inc.         Assistant        May 1996     Illinois in 1986 and his M.B.A.
400 Skokie Boulevard     Secretary and                 from the University of Chicago
Suite 500                Director                      in 1988.  Mr. Forsyth has served
Northbrook, IL 60062                                   as Co-President, Treasurer, Assistant
Age:  39                                               Secretary and a Director of the Adviser
                                                       since May 1996.  From July 1993 until
                                                       the present, Mr. Forsyth also served as
                                                       a Partner of Frontier Partners, Inc., a
                                                       consulting/marketing firm.  From April
                                                       1987 until June 1993, Mr. Forsyth served
                                                       as a Partner of Brinson Partners, Inc., an
                                                       investment advisor, and from June 1986
                                                       until April 1987, he served as a product
                                                       marketing representative of Harris Trust
                                                       & Savings Bank.  Mr. Forsyth received
                                                       his CFA designation in 1991.

Thomas J. Holmberg, Jr.  Co-President,    Indefinite;  Mr. Holmberg received his B.A. in                      N.A.    N.A.
Frontegra Asset          Secretary and    since        Economics from the College of
Management, Inc.         Assistant        May 1996;    William and Mary in 1980 and his
400 Skokie Boulevard     Treasurer        Director     M.P.P.M from Yale University in 1987.
Suite 500                                 from May     Mr. Holmberg has served as
Northbrook, IL 60062                      1996 to      Co-President, Secretary, Assistant
Age:  44                                  May 2002     Treasurer and a Director of the Adviser
                                                       since May 1996.  From July 1993 until
                                                       the present, Mr. Holmberg also served
                                                       as a Partner of Frontier Partners, Inc.,
                                                       a consulting/marketing firm.  From
                                                       February 1989 until July 1993, Mr.
                                                       Holmberg served as a Partner of, and
                                                       Account Manager for, Brinson Partners,
                                                       Inc., an investment advisor.  From July
                                                       1987 until January 1989, Mr. Holmberg
                                                       served as an associate in the fixed income
                                                       sales area of Goldman, Sachs & Co.  Mr.
                                                       Holmberg received his CFA designation
                                                       in 1991.

*<F52> Mr. Forsyth and Mr. Holmberg are each an "interested person" of the Funds because each serves as a director and officer of the Adviser and each owns 50% of the Adviser.Frontegra Funds

INDEPENDENT DIRECTORS

                                          TERM OF                                                        NUMBER OF
                                          OFFICE AND   PRINCIPAL                                         FUNDS IN     OTHER
                                          LENGTH       OCCUPATION                                        COMPLEX      DIRECTORSHIPS
                         POSITION(S)      OF TIME      DURING PAST                                       OVERSEEN     HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUNDS  SERVED       FIVE YEARS                                        BY DIRECTOR  DIRECTOR
---------------------    ---------------  ----------   -----------                                       -----------  -------------
David L. Heald           Director         Indefinite;  Mr. Heald received his B.A. in English                 4       None
400 Skokie Boulevard                      since        from Denison University in 1966 and
Suite 260                                 June         his J.D. from Vanderbilt University
Northbrook, IL 60062                      1996         School of Law in 1969.  Mr. Heald has
Age:  59                                               been a principal and a Director of
                                                       Consulting Fiduciaries, Inc. ("CFI"), a
                                                       registered investment adviser, since
                                                       August of 1994.  CFI provides
                                                       professional, independent, fiduciary
                                                       decision making, consultation and
                                                       alternative dispute resolution services
                                                       to ERISA plans, plan sponsors and
                                                       investment managers.  Between April
                                                       1994 and August 1994, Mr. Heald
                                                       engaged in the private practice of law.
                                                       From August 1992 until April 1994, Mr.
                                                       Heald was a managing director and the
                                                       chief administrative officer of Calamos
                                                       Asset Management, Inc., a registered
                                                       investment adviser specializing in
                                                       convertible securities, and he served as
                                                       an officer and director of CFS Investment
                                                       Trust, a registered investment company
                                                       comprised of four series.  From January
                                                       1990 until August 1992, Mr. Heald was
                                                       a partner in the Chicago based law firm
                                                       of Gardner, Carton & Douglas.

James M. Snyder          Director         Indefinite;  Mr. Snyder received his B.S. in Finance                4       None
1723 Pinehurst Lane                       since May    from Indiana University in 1969 and his
Flossmoor, IL 60422                       2002         M.B.A. from DePaul University in 1973.
Age:  56                                               Mr. Snyder served as an investment
                                                       professional with Northern Trust from
                                                       June 1969 until his retirement in June
                                                       2001.  He served in a variety of
                                                       capacities at Northern Trust, most
                                                       recently as Executive Vice President of
                                                       Northern Trust and Vice Chairman of
                                                       Northern Trust Global Investments.
                                                       Mr. Snyder is a Chartered Financial
                                                       Analyst (CFA).

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these reports include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

Beginning August 31, 2004, each Fund's proxy voting record will be available without charge, either upon request, by calling the Funds toll free at 1-888-825-2100, or by accessing the SEC's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                    FYE 6/30/2004       FYE 6/30/2003
                    -------------       -------------
Audit Fees               $62,000             $66,000
Tax Fees                 $16,000             $10,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/William D. Forsyth III
          -------------------------------------
          William D. Forsyth III, Co-President
          (Principal Executive Officer)

     Date:     9-8-04
            -----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Thomas J. Holmberg
          -------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:     9-8-04
            -----------------------------------

     By:  /s/ William D. Forsyth III
          -------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive Officer)

     Date:     9-8-04
            -----------------------------------